Registration No. 33-35779 and 811-06135

      As filed with the Securities and Exchange Commission on February 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.  22                         X
                                              -------
                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X

                  Amendment No.  24                                        X
                               ------

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             500 E. BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394
            ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 527-7500
                                -----------------
              (Registrant's Telephone Number, Including Area Code)

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box):

   [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

   [ ]    on (date)  pursuant to paragraph (b) of Rule 485

   [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485

   [X]    on May 1, 2005 pursuant to paragraph (a)(1) of Rule 485
             -----------

   [ ]    75 days after filing pursuant to paragraph (a)(2) of Rule 485

   [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment




                                     PART A

                                   PROSPECTUS



MAY 1, 2005


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus

TEMPLETON INSTITUTIONAL
FUNDS, INC.

FOREIGN EQUITY SERIES - PRIMARY SHARES
EMERGING MARKETS SERIES
FOREIGN SMALLER COMPANIES SERIES
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

[Insert Franklin(R)Templeton(R)Institutional logo]







Contents

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

         Foreign Equity Series

         Emerging Markets Series

         Foreign Smaller Companies Series

         Franklin Templeton Non-U.S. Core Equity Series

         Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

         Qualified Investors

         Buying Shares

         Investor Services

         Selling Shares

         Exchanging Shares

         Account Policies

         Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

         Back Cover





FOREIGN EQUITY SERIES

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. Shareholders will be given 60 days' advance notice of any change to the 80% policy.

[Begin callout]
The Fund invests primarily in the equity securities of companies located outside the U.S.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund may invest a portion of its assets in smaller companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Fund may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements, put and call options and collars.

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

In selecting securities for Foreign Equity Series, the manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. The Fund should be thought of as a long-term investment for the aggressive portion of a well-diversified portfolio. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

DERIVATIVE SECURITIES

The performance of derivative investments depends on the value of an underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]




PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1

[Insert bar graph]


12.97%  21.58%  11.43%  10.16%  27.34%  -5.86%  -12.11%  -14.80%  42.61%  21.25%
------------------------------------------------------------------------------
 95      96      97      98      99       00      01       02       03      04
                                      YEAR


Best Quarter:             Q2 '03             20.60%
Worst Quarter:            Q3 '02            -21.55%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                              1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Foreign Equity Series
Return Before Taxes                           21.25%       4.04%       10.10%
Return After Taxes on Distributions              []%         []%          []%
Return After Taxes on Distributions              []%         []%          []%
 and Sale of Fund Shares
MSCI All Country World ex U.S. Index/2        21.36%       0.02%        6.02%
MSCI All Country World Index/2                15.75%      -1.79%        8.19%
MSCI EAFE Index/2                             20.70%      -0.80%        5.94%
(indices reflect no deduction for fees,
expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2005, the Fund's year-to-date return was []%. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal MSCI All Country World ex-U.S. Index, MSCI All Country World Index and MSCI Europe Australasia Far East (EAFE) Index. The unmanaged MSCI All Country World ex-U.S. Index measures the total returns of equity securities available to foreign investors in the developed and emerging markets globally excluding the U.S. It includes reinvested dividends. The unmanaged MSCI All Country World Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. The unmanaged MSCI EAFE Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------- --------------------------
Maximum sales charge (load) imposed on purchases                   None

Redemption fee on shares sold within 7 calendar days
following their purchase date/1                                    2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
Management fees/2                                                  0.69%
Other expenses                                                     0.14%
                                                              ---------------
Total annual Fund operating expenses/2                            0.83%
                                                              ---------------
Management fee reduction/2                                       (0.01)%
                                                              ---------------
Net annual Fund operating expenses/2                              0.82%
                                                              ===============

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR     3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------
          $84        $262         $455       $1,014







MANAGEMENT

Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $399 billion in assets.

The Fund's lead portfolio manager is:

GARY P. MOTYL CFA, PRESIDENT OF INVESTMENT COUNSEL
Mr. Motyl has been a manager of the Fund since 1996. He joined Franklin Templeton Investments in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the Fund since 1996. He joined Franklin Templeton Investments in 1985.

GUANG YANG, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Yang has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1995.

CINDY SWEETING, EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Sweeting has been a manager of the Fund since 2001. She joined Franklin Templeton Investments in 1997.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2004, the Fund paid 0.69% of its average daily net assets to the manager for its services. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.68% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Directors and an exemptive order by the SEC.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is developing a methodology and Plan of Distribution under the SEC's Order which resolved its market timing investigation. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.


The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

     o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC's Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments Order. When approved, disbursements of settlement monies under the SEC Order will also be made promptly in accordance with the terms and conditions of that Order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."






FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.




                                                                                    YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
                                                      2004         2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year                    16.95        12.13        14.47        16.95       21.53
                                                   ------------ ------------ ------------ ------------ -----------
   Net investment income/1                              .33          .25          .23          .25         .35
   Net realized and unrealized gains (losses)          3.25         4.87       (2.37)       (2.28)      (1.66)
                                                   ------------ ------------ ------------ ------------ -----------
Total from investment operations                       3.58         5.12       (2.14)       (2.03)      (1.31)
                                                   ------------ ------------ ------------ ------------ -----------
   Distributions from net investment income            (.26)        (.30)        (.20)        (.28)       (.33)
   Distributions from net realized gains                  -            -            -        (.17)      (2.94)
                                                   ----------- ------------ ------------ ------------ -----------
Total distributions                                    (.26)        (.30)        (.20)        (.45)      (3.27)
                                                   ------------ ------------ ------------ ------------ -----------
Redemption fees                                          -/2            -            -            -           -
                                                   ------------ ------------ ------------ ------------ -----------
Net asset value, end of year                          20.27        16.95        12.13        14.47       16.95
                                                   ------------ ------------ ------------ ------------ -----------
Total return (%)                                      21.25        42.61      (14.80)      (12.11)      (5.86)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1 million)               5,658        4,643        3,165        3,552       4,345
Ratios to average net assets: (%)
   Expenses                                             .82          .83          .83          .84         .83
   Net investment income                               1.89         1.85         1.68         1.62        1.71
Portfolio turnover rate (%)                           18.25         8.93        16.26        15.38       27.41


1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.






EMERGING MARKETS SERIES

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by "emerging market companies," as defined below. Shareholders will be given 60 days' advance notice of any change to the 80% policy.

Emerging market countries include those considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Developing market countries are described more fully in the Fund's Statement of Additional Information (SAI).

For purposes of the Fund's investments, emerging market companies are those:

o whose principal securities trading markets are in emerging market countries;
  or

o that derive a significant share of their total revenue from either goods or services produced or sales made in emerging or developing market countries; or

o that have a significant portion of their assets in emerging market countries;
  or

o that are linked to currencies of emerging market countries; or

o that are organized under the laws of, or with principal offices in, emerging market countries.

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund may invest a portion of its assets in smaller companies. For this Fund, smaller companies stocks are generally those with market capitalization of less than $4 billion. The Fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

[Begin callout]
The Fund invests primarily in the equity securities of emerging market companies.
[End callout]

In addition to its main investments, the Fund may invest a portion of its assets in the equity securities of issuers in developed market countries.

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, short-term corporate obligations, bank obligations, and repurchase agreements denominated in the currency of any nation. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. The Fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse affect on the value of the securities of companies that trade or operate in such countries.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. In developing markets, a previously established liquid securities market may become illiquid (temporarily or for longer periods of time) due to economic or political conditions.

EMERGING MARKETS. The Fund's investments in emerging or developing markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

o Political and social uncertainty (for example, regional conflicts and risk of war)

o Currency exchange rate volatility

o Pervasiveness of corruption and crime

o Delays in settling portfolio transactions

o Risk of loss arising out of systems of share registration and custody

o Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual. Markets which are generally considered to be liquid may become illiquid for short or extended periods.

o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

o Currency and capital controls

o Greater sensitivity to interest rate changes

ALL OF THESE FACTORS MAKE EMERGING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES OF COMPANIES IN DEVELOPED MARKETS, AND INCREASE THE RISK OF LOSS TO THE FUND.

The definition of emerging markets or countries as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world. Technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

LIQUIDITY

Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event. The Fund may invest up to 15% of its net assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the Fund.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]






PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-1.23%  18.86%  -11.32%  -18.03%  56.58%  -32.01%  -5.00%  1.96%  53.84%  26.40%
-------------------------------------------------------------------------------
 95      96       97       98      99       00       01     02     03      04
                                      YEAR

Best Quarter:                     Q4 '99             28.37%
Worst Quarter:                    Q4 '97            -25.72%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                             1 YEAR       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Emerging Markets Series
Return Before Taxes                          26.40%        5.07%       5.52%
Return After Taxes on Distributions             []%          []%         []%
Return After Taxes on Distributions             []%          []%         []%
 and Sale of Fund Shares
IFC Investable Composite Index/2             28.11%        6.08%       4.10%
MSCI Emerging Markets Index/2                25.95%        4.62%       3.30%
(indices reflect no deduction for fees,
expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2005, the Fund's year-to-date return was []%. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal IFC Investable Composite Index. The unmanaged IFC-Investable Composite Index tracks the performance of approximately 2,000 securities in emerging market countries. It includes reinvested dividends. The unmanaged MSCI Emerging Markets Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                None

Redemption fee on shares sold within 7 calendar
days following their purchase date/1                            2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
Management fees                                                 1.24%
Other expenses                                                  0.21%
                                                            -------------
Total annual Fund operating expenses                            1.45%
                                                            ==============

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------
                   $148           $459           $792            $1,735







MANAGEMENT

Templeton Asset Management Ltd., whose principal office is 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987, is the Fund's investment manager. Templeton Asset Management Ltd. has a branch office in Hong Kong. Together, Templeton Asset Management Ltd. and its affiliates manage over $399 billion in assets.

The Fund's lead portfolio manager is:

MARK MOBIUS, PH. D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.
Dr. Mobius has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.
Mr. Wu has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1987.

DENNIS LIM, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.
Mr. Lim has been a manager of the Fund since 1994. He joined Franklin Templeton Investments in 1990.

The Fund pays Asset Management Hong Kong a fee for managing the Fund's assets. For the fiscal year ended December 31, 2004, the Fund paid 1.24% of its average daily net assets to the manager for its services.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is developing a methodology and Plan of Distribution under the SEC's Order which resolved its market timing investigation. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

     o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC's Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments Order. When approved, disbursements of settlement monies under the SEC Order will also be made promptly in accordance with the terms and conditions of that Order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."






FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                             YEAR ENDED DECEMBER 31,
----------------------------------------------------- ----------- ----------- ----------- ----------- ---------------
                                                         2004        2003        2002        2001          2000
----------------------------------------------------- ----------- ----------- ----------- ----------- ---------------
PER SHARE DATA ($)
Net asset value, beginning of year                      12.18        8.10        8.08        8.66           12.90
                                                      ----------- ----------- ----------- ----------- ---------------
   Net investment income/1                                .21         .24         .14         .15             .13
   Net realized and unrealized gains (losses)            2.97        4.10         .02        (.58)          (4.26)
                                                      ----------- ----------- ----------- ----------- ---------------
Total from investment operations                         3.18        4.34         .16        (.43)          (4.13)
                                                      ----------- ----------- ----------- ----------- ---------------
 Distributions from net investment income               (.27)       (.26)       (.14)        (.15)           (.11)
                                                      ----------- ----------- ----------- ----------- ---------------
Redemption fees                                           -/2          -           -           -               -
                                                      ----------- ----------- ----------- ----------- ---------------
Net asset value, end of year                           15.09       12.18        8.10         8.08            8.66
                                                      ===============================================================
Total return (%)                                       26.40       53.84        1.96      (5.00)         (32.01)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ X 1 million)                2,064       2,092       1,235       1,275           1,676
Ratios to average net assets: (%)
   Expenses                                             1.45        1.46        1.49        1.45            1.47
   Net investment income                                1.62        2.52        1.67        1.85            1.21
Portfolio turnover rate (%)                            52.07       46.83       53.36       64.92           82.86

1.  Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.






FOREIGN SMALLER COMPANIES SERIES

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. Shareholders will be given 60 days' advance notice of any change to this 80% policy. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in securities of larger foreign companies. Under unusual circumstances and on a temporary basis, including times during which the Fund may experience large cash inflows, the Fund may invest in securities of issuers that would not be considered "smaller companies."

[Begin callout]
The Fund invests primarily in common stocks of smaller companies located outside the U.S.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

SMALLER COMPANIES

The manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that its market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion.

For purposes of monitoring the Fund's compliance with the requirement that it invest mainly in the equity securities of smaller companies, smaller companies are defined as those with market capitalizations that do not exceed $4 billion. The Fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.

In some emerging markets the Fund may invest in companies that qualify as small cap but still are among the largest in that market. When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. dollar and non-dollar securities such as government securities (obligations up to five years to maturity issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities), bank obligations, the highest quality commercial paper and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual countries, regions, companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

DERIVATIVE SECURITIES

The performance of derivative investments depends on the value of the underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

VALUE INVESTING

A value stock may not increase in price, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

INTEREST RATE

Increases in interest rates may have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments. Similarly, emerging market countries may be especially sensitive to interest rate changes.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]





PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past two calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1

                                    [Insert bar graph]

                                    51.21%      21.28%
                                    -----------------------
                                      03         04
                                          YEAR

BEST QUARTER:                       Q2 '03           21.37%
WORST QUARTER:                      Q1 '03           -5.94%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                               SINCE INCEPTION
                                                 1 YEAR            (10/21/02)
------------------------------------------------------------------------------
Foreign Smaller Companies Series
Return Before Taxes                               21.28%           32.41%
Return After Taxes on Distributions                  []%              []%
Return After Taxes on Distributions
 and Sale of Fund Shares                             []%              []%
S&P/Citigroup Global ex-U.S. less than
 $2 Billion Index/2                               29.98%          41.43%
(index reflects no deduction for fees,
 expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2005, the Fund's year-to-date return was []%. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal (S&P/Citigroup Global ex-U.S. less than $2 Billion Index). The unmanaged S&P/Citigroup Global ex-U.S. less than $2 Billion Index measures the small stock component of the S&P/Citigroup Global Equity Index, which includes developed and emerging market countries globally, excluding the U.S. Within each country, those stocks falling under $2 billion market capitalization of the available market capital in each country forms the universe. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                      None

Redemption fee on shares sold within 7 calendar
days following their purchase date/1                                  2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/2
-------------------------------------------------------------------------------
Management fees                                                       0.75%
Other expenses                                                        0.41%
                                                                    ----------
Total annual Fund operating expenses                                  1.16%
                                                                    ===========

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

2. The manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 0.95%. After April 30, 2006, the manager and administrator may discontinue this fee waiver at any time upon notice to the Fund's Board of Directors.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR      3 YEARS       5 YEARS       10 YEARS
             ----------------------------------------------------------
                 $118         $368         $638           $1,409






MANAGEMENT

Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $399 billion in assets.

Under an agreement with Investment Counsel, Franklin Templeton Investments
(Asia) Limited (Investments Asia), 2701 Shui On Centre, 6-8 Harbour Road, Wan Chai, Hong Kong, is the Fund's sub-advisor. Investments Asia provides Investment Counsel with investment management advice and assistance.

The Fund's lead portfolio manager is:

CINDY L. SWEETING, CFA, EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Sweeting has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1997.

The following individuals have secondary portfolio management responsibilities:

SIMON RUDOLPH, PORTFOLIO MANAGER OF INVESTMENTS ASIA
Mr. Rudolph has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1997.

TUCKER SCOTT, CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Scott has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1996.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2004, management fees, before any advance waiver, were 0.75% of the Fund's average daily net assets. Under an agreement by the manager to waive its fees, the Fund did not pay any management fees to the manager for its services. After April 30, 2006, the manager may end this arrangement at any time upon notice to the Fund's Board of Directors.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is developing a methodology and Plan of Distribution under the SEC's Order which resolved its market timing investigation. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC's Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments Order. When approved, disbursements of settlement monies under the SEC Order will also be made promptly in accordance with the terms and conditions of that Order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."





FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                        YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                          2004         2003          2002/2
-------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                        14.97        10.10          10.00
                                                        ------------- ------------ --------------
  Net investment income (loss)/1                            .21          .17          (.01)
  Net realized and unrealized gains (losses)               2.93         4.99            .11
                                                        ------------- ------------ --------------
Total from investment operations                           3.14         5.16            .10
                                                        ------------- ------------ --------------
    Distributions from net investment income               (.16)        (.13)             --
    Distributions from net realized gains                  (.50)        (.16)             --
                                                        ------------- ------------ --------------
Total distributions                                        (.66)        (.29)             --
                                                        ------------- ------------ --------------
Net asset value, end of year                              17.45        14.97          10.10
                                                        =========================================
Total return (%)/3                                        21.28        51.21           1.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                      97,495       33,583          6,195
Ratios to average net assets: (%)
    Expenses                                               1.16         1.58          7.71/4
    Expenses excluding waiver and payments
     by affiliate                                           .95          .95           .95/4
    Net investment income                                  1.34         1.40         (.55)/4
Portfolio turnover rate (%)                               27.51        12.58             --

1. Based on average daily shares outstanding.
2. For the period October 21, 2002 (commencement date) to December 31, 2002.
3. Total return is not annualized. 4. Annualized.




FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. Under normal market conditions, the Fund will invest at least 80% of its net assets in foreign (non-U.S.) equity securities. At least 65% of the Fund's total assets will be invested in issuers located in at least three countries. Shareholders will be given 60 days' advance notice of any change to the 80% policy.

[Begin callout]
The Fund invests primarily in the equity securities of companies located outside the U.S.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund pursues a disciplined "blend" of growth and value strategies. Approximately 50% of the Fund's assets are invested in "value" securities as identified by Franklin Templeton Alternative Strategies, Inc. (value manager). The remaining Fund assets are invested in "growth" securities as identified by Fiduciary International, Inc. (growth manager). The Fund's portfolio will be rebalanced to achieve an approximate 50/50 split whenever changes in market values result in 55% or more of the Fund's assets being managed by either the value manager or the growth manager.

The value manager utilizes a "bottom-up" evaluation, focusing primarily on the market price of a company's securities relative to the value manager's evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow potential. The value manager also considers a company's price/earnings ratio, profit margins and liquidation value. In selecting value securities, the value manager attempts to identify those companies that offer above-average opportunities for capital growth in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The growth manager utilizes both a "top-down" evaluation of equity market sectors and an in-depth qualitative and quantitative analysis of individual equity securities. The growth manager employs this analysis to identify themes to help focus the Fund's growth-oriented investments on sectors considered to have exceptional growth potential and on fast-growing, innovative companies within these sectors. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology), financial institutions or services, industrial companies and telecommunications.

In selecting growth securities, the growth manager attempts to identify the securities of companies that: (i) currently have rising profits and revenues and accelerating growth rates; (ii) have superior products, services, brands and technologies; (iii) participate in industries with above-average growth characteristics; and (iv) are highly competitive within their industry.

The Fund may invest a portion of its assets in smaller companies. For this Fund, smaller company stocks are generally those with market capitalizations of less than $4 billion. The Fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

TEMPORARY INVESTMENTS

When the managers believe market or economic conditions are unfavorable for investors, the managers may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities or short-term debt securities. The managers also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

BLEND STYLE INVESTING

The blend strategy pursued by the Fund results in investments in both value and growth stocks. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the value manager, and may even decline further, if other investors fail to recognize the company's value and bid up the price, or in markets favoring faster-growing companies. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to other stocks. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term. By combining both styles, the Fund seeks to diversify the risks and lower the volatility, but there is no assurance this strategy will have that result.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

DERIVATIVE SECURITIES

The performance of derivative investments depends on the value of an underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]







PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past two calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1

         [Insert bar graph]

                                    34.89%      18.77%
                                    -----------------------
                                      03         04
                                            YEAR

BEST QUARTER:             Q2 '03            19.09%
WORST QUARTER:            Q1 '03            -9.52%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                                            SINCE INCEPTION
                                             1 YEAR            (9/03/02)
-------------------------------------------------------------------------------
Non-U.S. Core Equity Series
Return Before Taxes                           18.77%          19.75%
Return After Taxes on Distributions              []%             []%
Return After Taxes on Distributions and
Sale of Fund Shares                              []%             []%
MSCI All Country World ex-U.S. Index/2        21.36%          25.51%
(index reflects no deduction for fees,
 expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2005, the Fund's year-to-date return was []%. All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal MSCI (All Country World ex-U.S. Index). The unmanaged MSCI All Country World ex-U.S Index measures the total returns of equity securities available to foreign investors in the developed and emerging markets globally excluding the U.S. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                  None

Redemption fee on shares sold within 7 calendar
days following their purchase date/1                             2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/2
-------------------------------------------------------------------------------
Management fees                                                  0.70%
Other expenses                                                   1.83%
                                                             ---------------
Total annual Fund operating expenses                             2.53%
                                                             ---------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

2. The manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 0.84%. After April 30, 2006, the manager and administrator may discontinue this fee waiver at any time upon notice to the Fund's Board of Directors.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR       3 YEARS    5 YEARS       10 YEARS
             ------------------- ---------------------------- -------
                  $256          $788      $1,345        $2,866






MANAGEMENT

Franklin Templeton Alternative Strategies, Inc. (Alternative Strategies), One Franklin Parkway, San Mateo, CA 94403 is the Fund's investment manager. Together, Alternative Strategies and its affiliates manage over $399 billion in assets.

Under separate agreements with Alternative Strategies, Fiduciary International, Inc. (Fiduciary), 600 Fifth Avenue, New York, NY 10020, and Templeton Investment Counsel, LLC (Investment Counsel), 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, are the Fund's sub-advisors. Fiduciary provides Alternative Strategies with investment management advice and assistance with respect to the growth strategy component and Investment Counsel provides investment management advice and assistance with respect to the value strategy component.

CANYON A. CHAN, CFA, SENIOR VICE PRESIDENT OF ALTERNATIVE STRATEGIES, will oversee the rebalancing and allocation process between the growth and value strategy components. Mr. Chan has been a manager of the Fund since 2003. He joined Franklin Templeton Investments in 1991.

The team responsible for the value strategy component of the Fund's portfolio is:

Lead portfolio manager:

GARY P. MOTYL, PRESIDENT OF INVESTMENT COUNSEL
Mr. Motyl has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1981.

Secondary portfolio management responsibilities:

ANTONIO T. DOCAL, CFA, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER OF INVESTMENT COUNSEL
Mr. Docal has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 2001. Previously, he was a Director and Portfolio Manager at Evergreen Funds in Boston, Massachusetts.

TINA HELLMER, CFA, VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST OF INVESTMENT COUNSEL
Ms. Hellmer has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1997.

The team responsible for the growth strategy component of the Fund's portfolio is:

WILLIAM C. BUNTING, CFA, PORTFOLIO MANAGER OF FIDUCIARY
Mr. Bunting has been a manager of the Fund since 2003. He joined Fiduciary in March 2003. Previously, he was an international and global equities senior portfolio manager at Citibank Global Asset Management.

JOHN P. REMMERT, VICE PRESIDENT OF FIDUCIARY
Mr. Remmert has been a manager of the Fund since inception. Prior to joining Fiduciary in 2001, Mr. Remmert was with Citibank Global Asset Management.

The Fund pays Alternative Strategies a fee for managing the Fund's assets. For the fiscal year ended December 31, 2004, management fees, before any advance waiver, were 0.70% of the Fund's average daily net assets. Under an agreement by the manager to waive its fees, the Fund did not pay any management fees to the manager for its services. After April 30, 2006, the manager may end this arrangement at any time upon notice to the Fund's Board of Directors.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is developing a methodology and Plan of Distribution under the SEC's Order which resolved its market timing investigation. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC's Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to
individual   shareholders.    The  independent  distribution   consultant   has
substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC and the Fund Board have not yet approved the distribution plan pertaining to the SEC marketing support payments Order. When approved, disbursements of settlement monies under the SEC Order will also be made promptly in accordance with the terms and conditions of that Order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                            YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------
                                                        2004        2003     2002/2
--------------------------------------------------------------------- -----------------
PER SHARE DATA ($)
Net asset value, beginning of year                     12.46        9.45     10.00
                                                    ----------------- -----------------
  Net investment income/1                                .19         .19       .01
  Net realized and unrealized gains (losses)            2.12        3.09      (.51)
                                                    ----------------- -----------------
Total from investment operations                        2.31        3.28      (.50)
                                                    ----------------- -----------------
  Distribution from net investment income               (.17)       (.27)     (.05)
  Distribution from realized gains                      (.37)          -         -
                                                    ----------------- -----------------
Total distributions                                     (.54)       (.27)     (.05)
                                                    ----------------- -----------------
Net asset value, end of year                           14.23       12.46      9.45
                                                    ===================================
Total return (%)/3                                     18.77       34.89     (5.05)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                    2,846       2,493     2,942
Ratios to average net assets: (%)
    Expenses                                            2.53        5.31      5.47/4
    Expenses excluding waiver and payments
     by affiliate                                        .84         .84       .84/4
    Net investment income                               1.45        1.87       .28/4
Portfolio turnover rate (%)                            24.45       39.97      6.36

1. Based on average daily shares outstanding.
2. For the period September 3, 2002 (inception date) to December 31, 2002.
3. Total return is not annualized.
4. Annualized.





DISTRIBUTIONS AND TAXES

[TO BE UPDATED]






YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy shares of the Funds.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

[End callout]

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 1,000 employees (10,000 for the Foreign Equity Series), or (ii) with retirement plan assets of $10 million or more ($100 million or more for the Foreign Equity Series). Minimum investments: No initial or additional minimums. Minimum investments for plans with less than 1,000 employees or $10 million in plan assets (excluding Foreign Equity Series): $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the Funds or any of Franklin Templeton funds and no additional minimum.

o    Trust companies and bank trust departments investing in Franklin
     Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants in the case of certain retirement plans, have full or shared investment discretion. Minimum initial investment: $1 million.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment.

o    Aggregate assets invested with Franklin Templeton. Franklin
     Templeton maintains the right to aggregate assets invested in Franklin Templeton funds to allow investors to meet the Fund's investment minimums. Minimum investments: $100,000 initial investment of $1 million is invested in the Franklin Templeton funds.

o An investor who executes a Letter of Intent (Letter) which expresses the investor's intention to invest at least $5 million within a 13-month period in Franklin Templeton funds, including at least $1 million in the Funds. See the Institutional Account Application. Minimum investments: $1 million. If the investor does not invest at least $5 million in shares of the Funds or other Franklin Templeton funds within the 13-month period, the shares actually purchased will be involuntarily redeemed and the proceeds sent to the investor at the address of record. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of purchases for purposes of determining whether the terms of the Letter have been completed.

o Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is invested or to be invested in the Funds. Minimum investment: $100,000 initial investment of $1 million to be invested in the Funds.

o   Other investors. Minimum investments: $5 million initial investment.

Shares of the Funds may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with Franklin Templeton Distributors, Inc. (Distributors), the principal underwriter of the shares of the Funds, or directly from Distributors, upon receipt by Distributors of an Account Application and payment. Distributors may establish minimum requirements with respect to the amount of purchase.

Certain Franklin Templeton funds offer multiple share classes not offered by the Funds. Please note that for selling or exchanging your shares, or for other purposes, the Funds' shares are considered Advisor Class shares.

BUYING SHARES

For defined contribution plans that meet the requirements for qualification under section 401 of the Internal Revenue Code and that are sponsored by an employer with at least 1,000 employees or with retirement plan assets of $10 million or more, you may continue to add to your Foreign Equity Series account or buy additional shares through the reinvestment of dividend or capital gains distributions if you were a shareholder of record of Foreign Equity Series as of May 1, 1999.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign an Institutional Account Application. Institutional applications can be obtained by calling Institutional Services at 1-800/321-8563. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES

-----------------------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT         Contact your investment                 Contact your investment
REPRESENTATIVE                  representative                          representative
-----------------------------------------------------------------------------------------------------------------------
                                Make your check, Federal Reserve        Make your check, Federal Reserve draft or
                                draft or negotiable bank draft          negotiable bank draft payable to the
BY MAIL                         payable to the Fund.                    Fund. Include your account number on the
                                                                        check or draft.
                                Mail the check, Federal Reserve
                                draft or negotiable bank draft and      Fill out the deposit slip from your
                                your signed Institutional Account       account statement. If you do not have a
                                Application to Institutional            slip, include a note with your name, the
                                Services.                               Fund name, and your account number.

                                                                        Mail the check, Federal Reserve draft
                                                                        or negotiable bank draft and deposit
                                                                        slip or note to Institutional Services.
-----------------------------------------------------------------------------------------------------------------------
                                Call to receive a wire control          Call to receive a wire control number and
                                number and wire instructions.           wire instructions.

                                Wire the funds and mail your signed     To make a same day wire investment, the
BY WIRE                         Institutional Account Application       wired funds must recevied and accepted by
1-800/321-8563                  to Institutional Services. Please       us by 1:00 p.m. Pacific time or the close of
(or 1-650/312-3600 collect)     include the wire control number or      the New York Stock Exchange, whichever is
                                your new account number on the          earlier.
                                application.

                                To make a same day wire investment,
                                the wired funds must be received and
                                accepted by us by 1:00 p.m. Pacific
                                time or the close of the New York
                                Stock Exchange, whichever is earlier.
-----------------------------------------------------------------------------------------------------------------------
                                Call Institutional Services at          Call Institutional Services at 1-800/321-8563,
BY EXCHANGE                     1-800/321-8563, or send signed          or send signed written instructions.
                                written instructions.


                               (Please see page [#] for information      (Please see page [#] for information on
                               on exchanges.)                           exchanges.)
---------------------------------- ------------------------------------------------------------------------------------

                    FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 4:00 P.M., PACIFIC TIME)

Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any purchase order may be rejected by Distributors or by Templeton Institutional Funds, Inc. (Company).

Shares of the Funds may be purchased with securities, if approved in advance by the Company. Securities used to purchase Fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Company, and must have readily available market quotations. The securities will be valued in accordance with the Company's policy for calculating net asset value, determined as of the close of the day on which the securities are received by the Company in salable form. A prospective shareholder will receive shares of the applicable Fund next computed after such receipt. To obtain the approval of the Company for an in-kind purchase, call Institutional Services. Investors who are affiliated persons of the Company (as defined in the Investment Company Act of 1940, as amended) may not purchase shares in this manner absent SEC approval.

INVESTOR SERVICES

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services                1-800/632-2301
Advisor Services                    1-800/524-4040
Retirement Services                 1-800/527-2020


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charge will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

TELEPHONE PRIVILEGES

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE EXCHANGE OR REDEMPTION PRIVILEGES ON YOUR ACCOUNT APPLICATION. IF YOU HAVE TELEPHONE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing.

The telephone transaction options available to retirement plans are limited to those that are provided under the plan.

SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES

-------------------------------------- ----------------------------------------
                                       TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------- ----------------------------------------
THROUGH YOUR INVESTMENT
REPRESENTATIVE                         Contact your investment representative
-------------------------------------- ----------------------------------------
                                       Send written instructions and endorsed
BY MAIL                                share certificates (if you hold share
                                       certificates) to Institutional Services.
                                       Corporate, partnership or trust accounts may need to send additional documents.

                                       Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                       A check will be mailed to the name(s) and
                                       address on the account, or otherwise
                                       according to your written instructions.
-------------------------------------- ----------------------------------------
                                       As long as your transaction is for
                                       $100,000 or less, you do not hold share
                                       certificates and you have not changed
                                       your address by phone within the last
BY PHONE                               15 days, you can sell your shares by
                                       phone.

1-800/321-8563                         A check will be mailed to the name(s)
                                       and address on the account. Written
(Only available if you have            instructions, with asignature guarantee,
completed and sent the                 are required to send the check to another
Institutional Telephone                address or to make it payable to another
Privileges Agreement)                   person.
-------------------------------------- ----------------------------------------
                                       You can call or write to have redemption
                                       proceeds sent to a bank account. See the
BY ELECTRONIC FUNDS                    policies at left for selling shares by
TRANSFER (ACH)                         mail or phone.

                                       Before requesting to have redemption
                                       proceeds sent to a bank account, please
                                       make sure we have your bank account
                                       information on file. If we do not have
                                       this information, you will need to send
                                       written instructions with your bank's
                                       name and a voided check or savings
                                       account deposit slip. If the bank and
                                       Fund accounts do not have at least one
                                       common owner, you must provide written
                                       instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                                       If we receive your request in proper form
                                       by 1:00 p.m. Pacific time, proceeds sent
                                       by ACH generally will be available within
                                       two to three business days.
-------------------------------------- ----------------------------------------
                                       Obtain a current prospectus for the fund
BY EXCHANGE                            you are considering. Prospectuses are
                                       available online at
                                       franklintempletoninstitutional.com.

                                       Call Institutional Services at
                                       1-800/321-8563 or send signed written
                                       instructions. See the policies at left
                                       for selling shares by mail or phone.

                                       If you hold share certificates, you will
                                       need to return them to the Fund before
                                       your exchange can be processed.
-------------------------------------- ----------------------------------------

                    FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 4:00 P.M., PACIFIC TIME)


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class and between Funds in Templeton Institutional Funds, Inc. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. A Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of directors has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. A Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since each Fund invests significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since the Foreign Equity and Emerging Markets Series may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), they may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate a Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The Funds are currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

o assessing a redemption fee for short-term trading;

o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. Each Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Funds value those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since the Foreign Equity and Emerging Markets Series may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. Each Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - OPTIONS

A Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

A Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Fund's board, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $100,000 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/321-8563. At any time you may view current prospectuses and financial reports on our website.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from a Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer. Minimum investment requirement for accounts opened through a transfer is $100,000.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.

ADDITIONAL POLICIES

Please note that the Funds maintain additional policies and reserve certain rights, including:

o Shares should be held in street or nominee accounts. For this reason, the Funds may restrict the opening of a nominee's sub-accounts on the Funds' records.

o The Funds may restrict, reject or cancel any purchase orders, including an exchange request. o The Funds may modify, suspend, or terminate telephone privileges at any time.

o The Funds may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect a Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each Fund may pay redemption proceeds in securities or other assets rather than cash if their manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION

Qualifying dealers who sell shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Funds or your account, you can write to us at One Franklin Parkway, San Mateo, CA 94403-1906. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME                 TELEPHONE NUMBER       MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Institutional Services          1-800/321-8563        6:00 a.m. to 4:00 p.m.
Shareholder Services            1-800/632-2301        5:30 a.m. to 5:00 p.m.
Fund Information                1-800/DIAL BEN(R)     5:30 a.m. to 5:00 p.m.
                                (1-800/342-5236)
Retirement Services             1-800/527-2020        5:30 a.m. to 5:00 p.m.
Advisor Services                1-800/524-4040        5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)          1-800/851-0637        5:30 a.m. to 5:00 p.m.
Automated Telephone System      1-800/632-2301       (around-the-clock access)
                                1-800/524-4040
                                1-800/527-2020




FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, their investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempletoninstitutional.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert Franklin(R)Templeton(R)Institutional logo]
ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
Institutional Services 1-800/321-8563
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETONINSTITUTIONAL.COM

Investment Company Act file #811-06135                       ZTIFI P 05/05







                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION






TEMPLETON INSTITUTIONAL
FUNDS, INC.


FOREIGN EQUITY SERIES - PRIMARY SHARE
EMERGING MARKETS SERIES
FOREIGN SMALLER COMPANIES SERIES
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

[INSERT FRANKLIN(R) TEMPLETON(R) INSTITUTIONAL LOGO]

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2005

P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
1-800/321-8563 (FTI INSTITUTIONAL SERVICES)
------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/321-8563.

CONTENTS

Goals, Strategies and Risks . . . . . . . . . .
Officers and Directors. . . . . . . . . . . . .
Proxy Voting Policies and Procedures.  . . . ..
Management and Other Services. . . . . . . . ..
Portfolio Transactions. . . . . . . . . . . . .
Distributions and Taxes. . . . . . . . . . . .
Organization, Voting Rights
 and Principal Holders. . . . . . . . . . . . .
Buying and Selling Shares. . . . . . . . . . .
The Underwriter. . . . . . . . . . . . . . . .
Performance. . . . . . . . . . . . . . . . . ..
Miscellaneous Information. . . . . . . . . . .
Description of Ratings. . . . . . . . . . . . .


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT  INSURED BY THE FEDERAL  DEPOSIT INSURANCE CORPORATION, THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.






GOALS, STRATEGIES AND RISKS
------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

FOREIGN EQUITY SERIES The Fund's investment goal is long-term capital growth.

Foreign Equity Series seeks long-term capital growth through a flexible policy of investing primarily in equity securities of companies and governments outside the U.S., including emerging markets securities.

EMERGING MARKETS SERIES The Fund's investment goal is long-term capital growth.

The Fund seeks long-term capital growth by investing primarily in the equity securities of emerging market companies. Emerging Markets Series may invest up to 100% of its total assets in emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.). With respect to 75% of its total assets, Emerging Markets Series may only invest up to 5% of its total assets in securities issued by any one company or foreign government. Emerging Markets Series may invest any amount of its assets in U.S. government securities. Emerging Markets Series may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. Emerging Markets Series may invest up to 15% of its net assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the Fund.

The Foreign Equity Series and the Emerging Markets Series may not:

1. Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the Investment Company Act of 1940, as amended (1940 Act); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in this SAI).

2. Purchase or retain securities of any company in which directors or officers of Templeton Institutional Funds, Inc. or a Fund's manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a Fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities.

6. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

7. Invest more than 5% of the value of its total assets in securities of issuers, which have been in continuous operation less than three years.

8. Invest more than 5% of its total assets in warrants, whether or not listed on the New York Stock Exchange (NYSE) or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction.

9. Invest more than 25% of its total assets in a single industry./1

10. Participate on a joint or a joint and several basis in any trading account in securities.

1. The SEC considers each foreign government to be a separate industry.

The investment goal of Foreign Smaller Companies Series (Smaller Companies Series) and Franklin Templeton Non-U.S. Core Equity Series (Non-U.S. Core Equity Series) is long-term capital growth. Each Fund's investment goal is fundamental, which means it may not be changed without shareholder approval.

The Smaller Companies Series and Non-U.S. Core Equity Series may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Funds may also make loans to investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts and purchase, hold or sell real estate acquired as a result of ownership of securities or other instruments, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on futures contracts.

5. Issue senior securities to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

In trying to achieve its investment goals, a Fund may invest in the types of securities or engage in the types of transactions identified in the table below. The table has been marked to indicate those investment policies that the Fund's managers may use to manage a Fund. A Fund may not use all of these techniques at any one time. A more detailed description of the investment policies as well as the risks associated with these investment policies that the Funds utilize follows this table.


                           FOREIGN       EMERGING     SMALLER       NON-U.S.
                           EQUITY        MARKETS     COMPANIES    CORE EQUITY
POLICY                     SERIES        SERIES        SERIES       SERIES
-------------------------------------------------------------------------------
Name Rule (80% of            X             X             X            X
Net Assets +
Borrowings)

Borrowing                    X             X             X             X

 o Borrowing from                                        X             X
   Affiliated
   Investment
   Companies

Convertible                  X             X             X            X
Securities

 o Convertible Debt          X             X             X            X
   Securities

 o Convertible               X             X             X            X
   Preferred
   Stock

 o Synthetic                                             X            X
   Convertible
   Securities

 o PERCS                     X             X             X            X

 o Other Classes             X             X             X            X
   of Enhanced
   Convertible
   Securities

Debt Securities              X             X             X            X

 o Bonds                     X             X             X            X

 o Commercial Paper          X             X             X            X

 o Debentures                                            X            X

 o Defaulted Debt                                        X            X
   Securities

 o Foreign Bonds             X             X             X            X

 o Investment Grade          X             X             X            X
   Debt Securities

 o Low Rated Securities      X             X             X            X

 o Mortgage Securities       X             X

 o Notes                     X             X             X            X

 o Structured                X             X
   Investments

 o Brady Bonds               X             X

 o Unrated Securities        X             X             X            X

 o U.S. Government           X             X             X            X

 o When-Issued Securities    X             X

 o Zero Coupon/              X             X
   Pay-In-Kind
   Bonds
Depository receipts          X             X             X            X

Derivative Securities        X             X             X            X

 o Exchange Traded           X             X             X            X
   Stock Index
   Futures

 o Exchange Traded           X             X             X            X
   Options on
   Securities and
   Futures

 o Exchange Traded           X             X             X            X
   Stock Index Options

 o OTC Options on            X             X             X            X
   Securities, Indices
   and Futures

 o Forward Conversions                                   X            X

 o Futures Contracts         X             X             X            X

 o Spread, Saddle                                        X            X
   and Collar
   Transactions

 o  Swap Agreements          X             X             X            X

Equity Securities            X             X             X            X

 o Common Stock              X             X             X            X

 o Preferred Stock           X             X             X            X

 o Warrants or Rights        X             X             X            X

 o Private Investments                                   X            X

 o Securities Industry                                   X            X
   Related Securities

 o Technology Companies                                  X            X

Foreign Currency             X             X             X            X
Hedging Transactions

 o Forward Foreign           X             X             X            X
   Currency Exchange
   Contracts

 o Foreign Currency          X             X             X            X
   Futures

 o Options on Foreign        X             X             X            X
   Currencies

Foreign Securities           X             X             X            X

 o At least three            X             X                          X
   different nations
   (one of which may
   be U.S.)

 o Currency (Spot Market)    X             X             X            X

 o Emerging and              X             X             X            X
   Developing Markets

Illiquid Securities          X             X             X            X

Investments in Funds         X             X             X            X

Loans of Portfolio           X             X             X            X
Securities

Loans to Affiliated                                      X            X
Investment Companies

Real Estate Securities                                   X            X

Repurchase Agreements        X             X             X            X

 o Joint Transactions                                    X            X

Reverse Repurchase
Agreements                                               X            X

Rule 144A Securities         X             X             X            X

Short-Term Trading           X             X
and Portfolio
Turnover

Subscription Rights          X             X

Temporary Investments        X             X             X            X


Under normal market conditions, the Foreign Equity Series invests at least 80% of its net assets in foreign (non-U.S.) equity securities. Emerging Markets Series invests at least 80% of its net assets securities issued in "emerging market countries," as defined in the prospectus. Smaller Companies Series invests at least 80% of its net assets in investments of smaller companies outside the U.S., including emerging markets. Non-U.S. Core Equity Series invests at least 80% of its net assets in foreign (non-U.S.) equity securities. Net assets for this 80% policy include the amount of borrowings for investment purposes.

A Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares in a Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that a Fund owns, the value of a Fund's shares may also change with movements in the stock and bond markets as a whole.

BORROWING. Under the current version of the 1940 Act and the SEC current rules, exemptions and interpretations thereunder, a Fund may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that a Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Under the 1940 Act, a Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Foreign Equity Series and Emerging Markets Series are further restricted by each Fund's fundamental investment policy relating to borrowing.

BORROWING FROM AFFILIATED INVESTMENT COMPANIES. Subject to a Fund's fundamental restrictions on borrowing, a Fund may also borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Funds, together with other funds in Franklin Templeton Investments, permitting each Fund to borrow money from other funds in Franklin Templeton Investments through a credit facility for temporary purposes (the Borrowing Order). The Borrowing Order permits a Fund to borrow money from other funds in Franklin Templeton Investments at rates that may be more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The Borrowing Order also permits a Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

The Borrowing Order permits the Funds to engage in borrowing and lending through the credit facilities in the following certain situations: (i) when the cash position of the Fund is insufficient to meet temporary cash requirements; or
(ii) when a sale of securities "fails" due to circumstances such as a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by the broker effecting the transaction.

According to the Borrowing Order, if the total outstanding borrowings of a Fund are less than 10% immediately after the borrowing, the amount borrowed may be unsecured. If the total outstanding borrowings of a Fund are more than 10% immediately after the borrowing, the amount borrowed must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. Before any Fund that has outstanding interfund borrowings may, through additional borrowings, cause its outstanding borrowings from all sources to exceed 10% of its total assets, the Fund must first secure each outstanding interfund loan by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.

If the total outstanding borrowings of a Fund with outstanding interfund loans exceeds 10% of its total assets for any other reason (such as decline in net asset value or because of shareholder redemptions), the Fund will within one business day thereafter: (a) repay all of its outstanding interfund loan, (b) reduce its outstanding indebtedness to 10% or less of its total assets, or (c) secure each outstanding interfund loan by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan until the Fund's total outstanding borrowings cease to exceed 10% of its total assets, at which time the collateral shall no longer be required. Under these circumstances, until each outstanding interfund loan is repaid or the Fund's total outstanding borrowings cease to exceed 10% of its total assets, the Fund will mark the value of the collateral to market each day and will pledge such additional collateral as is necessary to maintain the market value of the collateral at least equal to 102% the outstanding principal value of the loan.

The duration of interfund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. A Fund's borrowings through the credit facility, as measured on the day the most recent loan was made, will not exceed the greater of 125% of the Fund's total net cash redemptions and 102% of sales fails for the preceding seven calendar days. The Directors of a Fund, including a majority of the Independent Directors, will: (a) review no less frequently than quarterly the Fund's participation in the credit facility during the preceding quarter for compliance with the conditions with the Borrowing Order; (b) establish a bank loan rate formula used to determine the interest rate on interfund loans in accordance with the Borrowing Order and review no less frequently than annually the continuing appropriateness of the bank loan rate formula; and (c) review no less frequently than annually the continuing appropriateness of the Fund's participation in the credit facility.

CONVERTIBLE SECURITIES. A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

CONVERTIBLE DEBT SECURITIES. As with a straight fixed-income security, a convertible debt security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible debt security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible debt security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Because a Fund invests in convertible debt securities for their equity characteristics, it will not consider a convertible debt security's credit rating in making investment decisions.

CONVERTIBLE PREFERRED STOCK. A convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

SYNTHETIC CONVERTIBLE SECURITIES. A Fund may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which would enable the Fund to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK. A Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (PERCS), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stock that generally features a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years, PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above the capital appreciation limit. The amount of fractional share of common stock is determined by dividing the capital appreciation limit price by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

OTHER CLASSES OF ENHANCED CONVERTIBLE SECURITIES. A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: (a) they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; (b) unlike PERCS, they do not have a capital appreciation limit; (c) they seek to provide the investor with high current income with some prospect of future capital appreciation; (d) they are typically issued with three or four-year maturities; (e) they typically have some built-in call protection for the first two to three years; (f) investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and (g) upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price. Reduced liquidity may also have an adverse impact on a Fund's ability to dispose of particular securities when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. A Fund that invests in convertible securities, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES. Debt securities represent an obligation of the issuer to repay a loan of money and generally provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest. Convertible bonds are exchangeable at the option of the holder for common stock of the issuer. See "Convertible Securities" above for more information. The Foreign Equity Series and Emerging Markets Series may also invest in supranational organizations, local governments, their agencies and instrumentalities, U.S. or foreign corporations, U.S. and foreign banks, Savings and Loan Associations and bank holding companies. Foreign Equity Series and Emerging Markets Series are not limited to the type of debt securities in which they invests. [Foreign Equity Series may invest up to 20% of its total assets in debt securities when, in the judgment of the manager, they offer greater potential for capital appreciation than is available through investments in stocks.] Emerging Markets Series may invest up to 20% of its total assets in debt securities that are rated C or better by Moody's Investor Service (Moody's) or Standard & Poor's Ratings Group (S&P(R)) or unrated debt that it determines to be of comparable quality.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value per share. The average maturity of the debt securities in a Fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

If a Fund invests primarily in debt securities, changes in interest rates in any country where the Fund invests will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of a Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

BONDS. A bond is a debt security in which investors loan money to an entity that borrows for a defined period of time at a specified interest rate. Bonds can be rated by independent rating organizations based on an analysis of the fundamental soundness of the borrower. See "Investment Grade Securities," "Lower Rated Securities" and "Unrated Securities" below for more information.

BRADY BONDS AND OTHER SOVEREIGN-RELATED DEBT. A Fund may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nicaragua, Nigeria, the Philippines, Poland, Russia, Uruguay, Panama, Peru and Venezuela. In addition, some countries have negotiated and others are expected to negotiate similar restructurings to the Brady Plan and, in some cases, their external debts have been restructured into new loans or promissory notes: namely Bolivia, Russia, Macedonia and Bosnia.

Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

COMMERCIAL PAPER. Commercial paper is an unsecured, short-term loan by a corporation, typically for financing accounts receivable and inventory. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

DEBENTURES. A debenture is an unsecured debt backed only by the credit worthiness of the borrower, not by collateral.

DEFAULTED DEBT SECURITIES. A Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the manager, the issuer may resume interest payments in the near future The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders. Defaulted debt securities are lower rated securities and are subject to a Fund's limitation in lower rated securities. At present, Smaller Companies Series and Non-U.S. Core Equity Series do not intend to invest more than 5% of their total assets in non-investment grade securities, including defaulted debt securities.

FOREIGN BONDS. A Fund's investments in debt instruments may include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

INVESTMENT GRADE DEBT SECURITIES. Various independent rating organizations publish ratings of some of the debt securities in which a Fund may invest based upon their assessment of the financial soundness of the issuer. Generally, a higher rating indicates less risk. Debt securities that are rated Baa by Moody's or BBB by S&P or above, or unrated securities deemed by a Fund's manager to be of comparable quality, are considered to be "investment grade." Debt securities in the lowest investment grade category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

LOWER RATED SECURITIES. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

At present, each Fund intends to invest no more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Smaller Companies Series and Non-U.S. Core Equity Series may acquire high yielding, fixed-income securities during an initial underwriting.

A Fund may buy debt securities that are rated C by Moody's and S&P or better or unrated debt that the manager deems to be of comparable quality. Debt securities rated C by Moody's are the lowest rated debt securities and are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are regarded as speculative and this rating typically applies to debt securities that are subordinate to senior debt securities that also have a speculative rating.

Although they may offer higher yields than do higher rated securities, lower rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions. If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in lower rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

MORTGAGE SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support these government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

NOTES. A note is a medium- or short-term debt instrument, usually with a maturity of ten years or less.

STRUCTURED INVESTMENTS. A Fund may invest up to 5% of its total assets in structured investments. Structured investments are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which a Fund anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

A Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying instruments, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. However, a Fund will only invest in publicly distributed structured investments. To the extent such investments are illiquid, they will be subject to a Fund's restrictions on investments in illiquid securities.

UNRATED DEBT SECURITIES. A Fund may also invest in unrated debt securities, which are debt securities not yet rated by an independent rating organization. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by a Fund's manager to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.

U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

As a fundamental investment policy, Emerging Markets Series may invest up to 100% of its total assets in U.S. government securities.

WHEN-ISSUED, DELAYED DELIVERY AND TO BE ANNOUNCED SECURITIES. A Fund may purchase securities on a when-issued, delayed delivery or to be announced basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued, delayed delivery or to be announced basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued, delayed delivery or to be announced basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a when-issued, delayed delivery or to be announced basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

A Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund's custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued, delayed delivery or to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund's commitments.

ZERO COUPON AND PAY-IN-KIND BONDS. Zero Coupon and Pay-In-Kind Bonds are debt securities that typically do not pay cash interest until the security's maturity or payment date. A Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, a Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

DEPOSITORY RECEIPTS. Depository receipts are certificates that give their holders the right to receive securities of (a) a foreign issuer deposited in a U.S. bank or trust company (American Depository Receipts, "ADRs"); or (b) a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depository Receipts, "GDRs," or European Depository Receipts, "EDRs"). For purposes of the Fund's investment policies, the Fund's investments in Depository receipts will be deemed to be investments in the underlying securities.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depository receipts.

DERIVATIVE SECURITIES. Derivative securities are securities whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. To the extent that a Fund enters into these transactions, the successful use of such securities will depend upon the manager's ability to predict pertinent market movements. A Fund may invest in futures and related options only for bona fide hedging purposes. A Fund is subject to derivatives guidelines established by the Board of Directors (the "Derivatives Guidelines") regarding the use of derivatives. Under these guidelines, currently no more than 5% of a Fund's total assets may be invested in, or exposed to, options, collars and swap agreements (as measured at the time of investment).

FUTURES CONTRACTS. Although the Fund has the authority to buy and sell financial futures contracts, it currently does not intend to enter into such transactions. A financial futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including:
U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

When a Fund enters into a futures contract, it must maintain in a segregated account with the Fund's custodian or deliver to the futures commission merchant selected by the Fund, an amount referred to as "initial margin" that currently ranges from 11/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund's custodian on a daily basis. A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and any related options and currently intends to limit futures contracts and related options only to the extent that obligations under such contracts and transactions represent no more than 25% of the Fund's total assets.

At the time a Fund buys or sells a futures contract, an amount of cash, U.S. government securities, highly liquid debt securities or other pledge (including equity securities) equal to the market value of the contract, minus any initial margin or variation margin deposit, will be deposited in a segregated account, or will be earmarked as segregated on the books of the Fund or its custodian. Alternatively, a Fund may "cover" its position by owning the same futures contract, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets in a segregated account with the Fund's custodian or is earmarked as segregated on the books of the Fund or its custodian). Any segregated accounts, or any assets earmarked as segregated on the books of the Fund or the Fund's custodian, will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are equal to the price of the contract, minus any initial margin or variation margin deposit.

EXCHANGE-TRADED STOCK INDEX FUTURES. A Fund may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. A Fund may buy and sell stock index futures contracts traded on a recognized stock exchange or board of trade for the purpose of hedging the Fund's investments against a decline in value, to implement a tax or cash management strategy, and/or to enhance the Fund's returns. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index (S&P 500 Index) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).

The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

When a Fund enters into a stock index futures contract, it must maintain in a segregated account with the Fund's custodian or deliver to the futures commission merchant selected by the Fund, an amount referred to as "initial margin" that currently ranges from 11/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the stock index futures contracts are traded. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the stock index futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund's custodian on a daily basis. A Fund will not commit more than 5% of its total assets to initial margin deposits on all futures contracts and any related options and currently intends to limit futures contracts and related options only to the extent that obligations under such contracts and transactions represent no more than 25% of the Fund's total assets.

At the time a Fund buys or sells a stock index futures contract, an amount of cash, U.S. government securities, highly liquid debt securities or other pledge (including equity securities) equal to the market value of the contract, minus any initial margin or variation margin deposit, will be deposited in a segregated account, or will be earmarked as segregated on the books of the Fund or its custodian. Alternatively, a Fund may "cover" its position by owning the same stock index futures contract, or holding a call option permitting the Fund to purchase the same stock index futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets in a segregated account with the Fund's custodian, or is earmarked as segregated on the books of the Fund or its custodian). Any segregated accounts, or any assets earmarked as segregated on the books of the Fund or the Fund's custodian, will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are equal to the price of the contract, minus any initial margin or variation margin deposit.

Some of the risks involved in stock index futures transactions relate to a Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. A Fund will generally buy or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by a Fund for hedging purposes also depends upon the managers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

EXCHANGE-TRADED OPTIONS ON SECURITIES AND FUTURES. Although a Fund has the authority to enter into these transactions, it currently has no intention of doing so. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. A Fund must limit its purchase options to the extent that the total premiums it paid for all options are 5% or less of its total assets. Investments in options are subject to the Fund's Derivative Guidelines.

A Fund may buy put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or futures contract and the changes in value of a Fund's security holdings being hedged. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying that option. These sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. This gain or loss may be wholly or partially offset by a change in the value of the underlying security that a Fund owns or has the right to acquire.

A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. A Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of this security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs. A Fund may buy call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates buying in the future. When buying call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or futures contract does not rise.

A Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. A Fund may write covered call and put options on any securities on which it may invest. A Fund may buy and write these options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Emerging Markets Series investment in options traded over-the-counter is subject to the Fund's fundamental investment policy relating to such investments. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by a Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price.

A Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration held in liquid assets in a segregated account or earmarked as segregated on the books of the Fund or its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid securities in a segregated account or earmarked as segregated on the books of the Fund or its custodian. A put option on a security or futures contract written by a Fund is "covered" if a Fund maintains liquid assets held in a segregated account or earmarked as segregated on the books of the Fund or its custodian with a value equal to the exercise price, or else holds a put on the same security or futures contract in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. All assets held in a segregated account or earmarked as segregated on the books of the Fund or its custodian to "cover" options will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to the amount of the option written.

The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

EXCHANGE-TRADED STOCK INDEX OPTIONS. Although a Fund has the authority to enter into these transactions, it currently has no intention of doing so. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

A Fund may buy and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities or quoted on NASDAQ for the purpose of hedging the Fund's investments against a decline in value, to implement a tax or cash management strategy, and/or to enhance the Fund's returns. A Fund may buy call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment.

A Fund may write call options and put options only if they are "covered." A written call option on an index is covered if a Fund maintains liquid assets held in a segregated account or earmarked as segregated on the books of the Fund or its custodian with a value equal to the exercise price. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in liquid securities in a segregated account or earmarked as segregated on the books of the Fund or its custodian. A Fund may also cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. All assets held in a segregated account, or earmarked as segregated on the books of the Fund or its custodian, to "cover" options will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to the amount of the option written.

A Fund may "cover" put options on securities indices that it writes if it maintains liquid assets held in a segregated account or earmarked as segregated on the books of the Fund or its custodian with a value equal to the exercise price, or else holds a put on the same securities index in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. A written put option is also "covered" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, if the difference is maintained by the Fund in liquid securities in a segregated account or earmarked as segregated on the books of the Fund or its custodian. All assets held in a segregated account, or earmarked as segregated on the books of the Fund or its custodian, to "cover" options will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to the amount of the option written.

A Fund may only buy options if the total premiums it paid for all options are 5% or less of its total assets. Subject to the Derivatives Guidelines, as discussed above, a Fund currently intends to limit writing options only to the extent that obligations under all option contracts and transactions represent not more than 5% of the Fund's total assets.

OTHER GENERAL RISKS OF OPTIONS. There are several risks associated with transactions in options on securities and securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or security written by a Fund is covered by an option on the same index or security purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. If an option written by a Fund expires, the Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

FORWARD CONVERSIONS. In a forward conversion, a Fund will buy securities and write call options and buy put options on these securities. All options written by a Fund will be covered, as described above under "Exchange-Traded Options on Securities and Futures." By buying puts, a Fund protects the underlying security from depreciation in value. By writing calls on the same security, the Fund receives premiums that may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a written call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. These price movements may also affect a Fund's total return if the conversion is terminated prior to the expiration date of the options. In this event, a Fund's return may be greater or less than it would otherwise have been if it had hedged the security by only buying put options.

OTC OPTIONS ON SECURITIES, INDICES AND FUTURES. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by the Fund, may be considered illiquid and are subject to the Fund's limitation on investments in illiquid securities. Emerging Markets Series invests in options traded over-the-counter are subject to its fundamental investment policy relating to such investments.

A Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange-traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

SPREAD, STRADDLE AND COLLAR TRANSACTIONS. A Fund may engage in "spread" transactions in which it buys and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called "straddles," in which it buys or writes combinations of put and call options on the same security, with the options having the same exercise prices and/or expiration dates. A Fund may also participate in a collar transaction, which is a combination of put options and call options that can limit, but not eliminate, the risk that their value will decrease. Because buying options in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, subject to the Derivatives Guidelines discussed above, a Fund will not enter into any spreads or straddles if, as a result, more than 5% of its total assets will be invested or exposed at any time in these options transactions.

SWAP AGREEMENTS. A Fund may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes, hedging the Fund's investments against a decline in value and/or to enhance Fund returns. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account or an account earmarked on the books of the Fund or its custodian as segregated, consisting of cash, U.S government securities, or any liquid assets, to limit any potential leveraging of the Fund's portfolio. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to the amount of any accrued but unpaid net amounts owed to a swap counterparty. A Fund will not enter into a swap agreement with any single party if the net amount that would be owed or received under contracts with that party would exceed 5% of the Fund's assets. Investments in swaps are also subject to a Fund's Derivative Guidelines.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the manager correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The manager will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit a Fund's ability to use swap agreements in a desired tax strategy.

The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely effect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

EQUITY SECURITIES. Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares.

Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights. Equity securities also may include convertible securities, warrants or rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. See "Convertible Securities" above for more information. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price. Foreign Equity Series' and Emerging Markets Series' investments in warrants or rights is subject to each Fund's fundamental investment restrictions regarding such securities, as described above. The Smaller Companies Series presently does not expect to invest more than 5% of its assets in securities of U.S. issuers.

PRIVATE INVESTMENTS. Consistent with its investment goals and policies, a Fund may from time to time make private investments in companies whose securities are not publicly traded. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. A Fund will treat these securities as illiquid.

SECURITIES INDUSTRY RELATED INVESTMENTS. To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, a Fund may invest its assets in securities issued by companies engaged in securities-related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Fund's Board of Directors. The Fund does not believe that these limitations will impede the attainment of its investment goals.

TECHNOLOGY COMPANIES. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

FOREIGN CURRENCY HEDGING TRANSACTIONS. Although a Fund has the authority to enter into these transactions, the Funds currently have no intention of doing so. In order to hedge against foreign currency exchange rate risks, a Fund may, but is not obligated to, enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and any related options and currently intends to limit futures contracts and related options only to the extent that obligations under such contracts and transactions represent not more than 25% of the Fund's total assets. A Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

FORWARD FOREIGN CURRENCY CONTRACTS. A Fund may enter into forward foreign currency exchange contracts (forward contracts) to attempt to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies or to enhance income. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund enters into a forward contract, for example, when it contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. Thus, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. A Fund may also purchase and sell forward contracts for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value but securities denominated in that currency do not present attractive investment opportunities and are held in a Fund.

In addition, when a Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" because, in connection with a Fund's forward contracts, an amount of its assets equal to the amount of the purchase will be held aside or segregated or earmarked as segregated on the books of the Fund or its custodian to be used to pay for the commitment. Accordingly, a Fund will always have liquid assets available in an amount equal to 102% of the Fund's commitments under its forward contracts to limit any potential risk. These assets are marked-to-market daily and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund's commitments under its forward contracts. A Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency).

Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. The ability of a Fund to enter into forward contracts is limited only to the extent that forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests. A Fund generally will not enter into a forward contract with a term greater than one year.

OPTIONS ON FOREIGN CURRENCIES. A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Over-the-Counter forwards and related options may be considered illiquid securities and would be subject to a Fund's investment restriction with respect to illiquid securities. Emerging Markets Series' investments in options traded over-the-counter are subject to its fundamental investment policy relating to such investments.

All options written by a Fund will be "covered." For more information about the mechanics of purchasing, writing and covering options, see "Exchange-Traded Options on Securities and Futures" under "Derivatives" above.

FOREIGN CURRENCY FUTURES. A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

A Fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange.)

All futures in which the Fund participates may be subject to "margin" and coverage requirements. For more information about the mechanics of participating in futures, see "FUTURES CONTRACTS" under "Derivatives" above.

FOREIGN SECURITIES. A Fund may invest in the securities of foreign issuers. Foreign Equity Series, Emerging Markets Series and Non-U.S. Core Equity Series will invest in issuers located in at least three different countries (including the U.S. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and a Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Furthermore, in some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

CURRENCY. A Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through a Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EMERGING/DEVELOPING MARKETS. A Fund may invest in securities of issuers domiciled in emerging markets countries. As a fundamental investment policy, the Emerging Markets Series may invest up to100% of its assets in emerging market countries. The Fund may invest no more than 5% in Eastern European countries. Emerging market countries are (i) countries that are generally considered developing by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. Emerging market companies are (i) companies whose principal securities trading markets are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries; or (iii) companies that have a significant portion of their assets in emerging market countries; or (iv) companies that are linked to currencies of emerging market countries; or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which a Fund may invest have experienced substantial, and during some periods extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Funds' shareholders.

ILLIQUID SECURITIES. Consistent with the SEC Staff's current position on illiquid securities, a Fund may not invest more than 15% of its net assets in illiquid securities. An illiquid asset is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the mutual fund has valued the investment on its books. The Emerging Markets Series investments in illiquid securities is subject to its fundamental investment policy relating to such investments.

Securities that are acquired outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by a Fund to be illiquid assets if: (a) the Fund reasonably believes it can dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. A Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

A Fund may invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with the Fund's investments objective. To the extent the managers determine there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. See "Rule 144A Securities" below. The Board of Directors of the Fund will review any determination by the managers to treat a restricted security as liquid on an ongoing basis, including the managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

The risk to a Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for a Fund to realize a security's fair value.

INVESTMENT COMPANIES. The Fund may invest in investment companies that invest principally in securities in which the Fund is authorized to invest. Section 12(d)(1) of the 1940 Act limits the Fund to: (i) investing not more than 10% of its total assets in the securities of other investment companies; (ii) investing not more than 5% of its total assets in the securities of any one investment company; and (iii) acquiring not more than 3% of the outstanding voting securities of the acquired investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund also can invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and restrictions and exemptions granted under the 1940 Act.

CLOSED-END INVESTMENT COMPANIES. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. Pursuant to the restrictions stated above, shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. . To generate

LOANS OF PORTFOLIO SECURITIES additional income, a Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of a Fund's total assets (including all collateral as part of the Fund's total assets), measured at the time of the most recent loan. For each loan, the borrower must deliver to the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager and the Board of Directors intend to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOANS TO AFFILIATED INVESTMENT COMPANIES. Subject to a Fund's fundamental restrictions on lending, a Fund may also make loans to affiliated investment companies or other affiliated entities, pursuant to the Borrowing Order granted by the SEC in September 1999. See "Borrowing from Affiliated Investment Companies" above for more information on the Borrowing Order. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. A Fund may also, under certain conditions, lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. The duration of interfund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. A Fund may not lend to another Fund through the credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 5% of its net assets for equity funds or 7.5% of its net assets for taxable bond funds at the time of the loan. Also, a Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets.

REAL ESTATE. Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. Real Estate Investment Trusts (REITs) are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS. A Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, a Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to a Fund's investment restriction on illiquid securities.

JOINT TRANSACTIONS. A Fund may participate in joint repurchase agreement arrangements with, and combine orders to buy or sell securities with orders from, other funds managed by the manager and its affiliates, to the extent permitted by exemptions granted by the SEC under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. A Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment. Reverse repurchase agreements may be considered borrowing under the federal securities laws, and therefore a Fund must have at least 300% asset coverage (total assets less liabilities excluding the reverse repurchase agreement) for all borrowings by the Fund. A Fund will also segregate assets covering the reverse repurchase agreement by maintaining liquid assets held in a segregated account or earmarked as segregated on the books of the Fund or its custodian, with a value equal to the value of the Fund's obligation under the agreement, including accrued interest. All assets held in a segregated account or earmarked as segregated on the books of the Fund or its custodian are marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to the amount of the obligation under the agreement, including accrued interest. Although reverse repurchase agreements may be considered borrowings under the federal securities laws, the Fund does not treat them as borrowings for purposes of its investment restrictions, provided the segregated account is properly maintained.

RULE 144A SECURITIES. Subject to its liquidity limitation, a Fund may invest in certain unregistered securities which may be sold under Rule 144A of the 1933 Act (Rule 144A securities). Due to changing market or other factors, Rule 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of Rule 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them. Emerging Markets Series investments in Rule 144A Securities are subject to its fundamental investment policy on investments in restricted securities.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER. Each Fund invests for long-term capital growth and does not invest to emphasize short-term trading profits. It is anticipated that the Foreign Equity Series' and Emerging Markets Series' annual portfolio turnover rate generally will be below 50%, although this rate may be higher or lower, in relation to market conditions. A portfolio turnover rate of 100% means tat in a one-year period, the Fund's entire portfolio is changed. Portfolio turnover rates in excess of 100% may result in higher transaction costs and adverse tax-consequences.

SUBSCRIPTION RIGHTS. With the exception of the fundamental investment restrictions above, nothing herein shall be deemed to prohibit a Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to a Fund by the issuer. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of a Fund's interest in the issuing company. Therefore, the exception applies in cases where the limits set forth in any investment policy or restriction would otherwise be exceeded by exercising rights, or have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities.

TEMPORARY INVESTMENTS. When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests or the economies of the countries where the Fund invests. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Temporary defensive investments generally may include (1) unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and a Fund's fundamental investment policies and restrictions); (2) bank time deposits denominated in the currency of any major nation with less than seven days remaining to maturity;
(3) bankers' acceptances; (4) certificates of deposits; (5) debt securities of foreign companies; (6) floating rate securities (if money market fund eligible);
(7) repurchase agreements with banks and broker-dealers; (8) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; (9) U.S. government securities maturing in 13 months or less; and (10) a variety of other high quality short-term investments. For additional information about these types of investments, see "Debt Securities" above.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Funds' overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, a Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, each Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as a Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com and franklintempletoninstitutional.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or each Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to a Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom a Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

     o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper, Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

     o  Service  providers  to  the  Funds  that  receive   portfolio   holdings
        information from time to time in advance of general release in the course of performing or to enable them to perform services for the Funds, including: Custodian Banks: JPMorgan Chase Bank; Independent
        Auditor:  PricewaterhouseCoopers,  LLP;  Outside  Fund Legal  Counsel:
        Stradley Ronon Stevens & Young,  LLP;  Independent  Directors/Trustees
        Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass,
        Lewis  &  Co.,  and  Institutional  Shareholder  Services;   Financial
        Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

     o The recipient agrees to keep confidential any portfolio holdings information received.

     o The recipient agrees not to trade on the nonpublic information received.

     o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does a Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Each Fund's portfolio holdings release policy has been initially reviewed and approved by the Funds Board of Directors and any material amendments shall also be reviewed and approved by the Board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board of Directors regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the Board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND DIRECTORS
------------------------------------------------------------------------------

Templeton Institutional Funds, Inc. (the Company) has a board of directors. Each director will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Company who are responsible for administering the Funds' day-to-day operations.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Company, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------


                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                FUND COMPLEX
                                              LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS       POSITION          TIME SERVED       BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (72)      Director             Since 1992         142              Director, Bar-S Foods (meat
500 East Broward Blvd.                                                              packing company).
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------
Frank J. Crothers (60)     Director             Since 1990         21               None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings, Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo
Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment & Power Ltd. (1977-2003).
----------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (72)   Director             Since 1992         143              None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch
(until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (53)      Director             Since 1996         98               Director, Amerada Hess
500 East Broward Blvd.                                                              Corporation (exploration and
Suite 2100                                                                          refining of oil and gas), H.J.
Fort Lauderdale, FL                                                                 Heinz Company (processed foods
33394-3091                                                                          and allied products), RTI
                                                                                    International Metals, Inc.
                                                                                    (manufacture and distribution
                                                                                    of titanium), Canadian National
                                                                                    Railway (railroad) and White
                                                                                    Mountains Insurance Group, Ltd.
                                                                                    (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (76)     Director             Since 1993         142              Director, Martek Biosciences
500 East Broward Blvd.                                                              Corporation, MedImmune, Inc.
Suite 2100                                                                          (biotechnology) and
Fort Lauderdale, FL                                                                 Overstock.com (Internet
33394-3091                                                                          services); and FORMERLY,
                                                                                    Director, MCI Communication
                                                                                    Corporation (subsequently known
                                                                                    as MCI WorldCom, Inc. and
                                                                                    WorldCom, Inc.) (communications
                                                                                    services) (1988-2002), White
                                                                                    Mountains Insurance Group, Ltd.
                                                                                    (holding company) (1987-2004)
                                                                                    and Spacehab, Inc. (aerospace
                                                                                    services) (1994-2003).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies;  and FORMERLY,  Deputy Chairman,  White Mountains
Insurance Group,  Ltd.  (holding  company)  (2001-2004);  Chairman,  White River
Corporation  (financial  services)  (1993-1998)  and  Hambrecht  &  Quist  Group
(investment  banking)  (1992-1992);  and  President,   National  Association  of
Securities Dealers, Inc. (1970-1987).
---------------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (76)      Director             Since 1992         28               None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
---------------------------------------------------------------------------------------------------------------------
Frank A. Olson (72)        Director             Since 2003         21               Director, White Mountains
500 East Broward Blvd.                                                              Insurance Group, Ltd. (holding
Suite 2100                                                                          company), Amerada Hess
Fort Lauderdale, FL                                                                 Corporation (exploration and
33394-3091                                                                          refining of oil and gas), and
                                                                                    Sentient Jet (private jet
                                                                                    service); and FORMERLY, Director,
                                                                                    Becton Dickinson and Co. (medical
                                                                                    technology), Cooper Industries,
                                                                                    (electrical products and tools
                                                                                    and hardware), Health Net
                                                                                    (formerly, Foundation Health),
                                                                                    The Hertz Corporation, Pacific
                                                                                    Southwest Airlines, The RCA
                                                                                    Corporation,  Unicom (formerly,
                                                                                    Commonwealth Edison) and  UAL
                                                                                    Corporation (airlines).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
---------------------------------------------------------------------------------------------------------------------
Constantine D.             Director             Since 1990         21               None
Tseretopoulos (51)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
---------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS




                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                FUND COMPLEX
                                              LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS       POSITION          TIME SERVED       BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (75)   Director             Since 1993         18               Director, Amerada Hess
500 East Broward Blvd.                                                              Corporation (exploration and
Suite 2100                                                                          refining of oil and gas), Total
Fort Lauderdale, FL                                                                 Logistics, Inc. (formerly, C2,
33394-3091                                                                          Inc.)(operating and investment
                                                                                    business), and Weatherford
                                                                                    International, Ltd (oilfield
                                                                                    products and servicing) (2004-
                                                                                    present); and FORMERLY, Director,
                                                                                    H.J. Heinz Company (processed
                                                                                    foods and allied products)
                                                                                    (1987-1988; 1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC
(investment  firms) and  Franklin  Templeton  Investment  Funds  (1994-present);
Director,  Templeton  Capital  Advisors  Ltd.;  and  FORMERLY,  Chairman,  Darby
Emerging  Markets  Investments LDC (until 2004) and Templeton  Emerging  Markets
Investment Trust PLC (until 2003);  Secretary of the United States Department of the  Treasury  (1988-1993);  Chairman  of the Board,  Dillon,  Read & Co.,  Inc.
(investment   banking)  (until  1988);  and  U.S.  Senator,  New  Jersey  (April
1982-December 1982).
---------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (72)  Director, Vice       Director and       142              None
One Franklin Parkway       President and        Vice President
San Mateo, CA              Chairman of the      since 1993 and
94403-1906                 Board                Chairman of the
                                                Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------
Harmon E. Burns (60)       Vice President       Since 1996         Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin  Resources,  Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
James M. Davis (52)        Chief Compliance     Since July 2004    Not Applicable      Not Applicable
One Franklin Parkway       Officer
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the  investment  companies in Franklin  Templeton  Investments;
Director, Global Compliance, Franklin Resources, Inc.; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (41)    Vice President       Since 2001         Not Applicable      Not Applicable
PO Box N-7759
Lyford Cay, Nassau,
Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
---------------------------------------------------------------------------------------------------------------------
Martin L. Flanagan (44)    Vice President          Since 1990        Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (57)      Senior Vice President   Since 2002         Not Applicable   Not Applicable
500 East Broward Blvd.     and Chief Executive
Suite 2100                 Officer - Finance and
Fort Lauderdale, FL        Administration
33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 51 of the  investment  companies  in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
David P. Goss (57)         Vice President          Since 2000         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------------
Barbara J. Green (57)      Vice President          Since 2000         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  Inc.,  Franklin Mutual Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 51 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr.     Vice President          Since 1996         Not Applicable   Not Applicable
(64)
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 49 of the  investment  companies  in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
John R. Kay (64)           Vice President          Since 1994         Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 35 of the  investment  companies  in Franklin  Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------
Michael O. Magdol (67)     Vice President - AML    Since 2002         Not Applicable   Not Applicable
600 Fifth Avenue,          Compliance
Rockefeller Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
Mark Mobius (68)           Vice President          Since 1993         Not Applicable   Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
----------------------------------------------------------------------------------------------------------------------
Donald F. Reed (60)        President and Chief     President since     Not Applicable    Not Applicable
1 Adelaide Street East,    Executive Officer -     1993 and Chief
Suite 2101                 Investment Management   Executive Officer
Toronto, Ontario Canada                            - Investment
M5C 3B8                                            Management since
                                                   2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive  Vice  President  and  Director,   Templeton  Worldwide,  Inc.;  Chief
Executive Officer, Templeton Investment Counsel, LLC; President, Chief Executive
Officer and Director,  Franklin  Templeton  Investments  Corp.;  officer  and/or director,  as the case may be, of some of the  other  subsidiaries  of  Franklin
Resources, Inc.; and FORMERLY, Chairman and Director, FTTrust Company.
----------------------------------------------------------------------------------------------------------------------
Robert C. Rosselot (44)    Secretary               Since December      Not Applicable    Not Applicable
500 East Broward Blvd.                             2004
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.;
Vice President and Assistant Secretary, Templeton Investment Counsel LLC and
Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant General
Counsel, The Prudential Insurance Company of America (1997-2001).
----------------------------------------------------------------------------------------------------------------------
Gregory R. Seward (48)     Treasurer               Since October       Not Applicable    Not Applicable
500 East Broward Blvd.                             2004
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President, JPMorgan Chase (2000-2004) and American General Financial Group
(1991-2000).
----------------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)     Vice President          Since 2000          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 51 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------
Galen G. Vetter (53)       Chief Financial         Since May 2004      Not Applicable    Not Applicable
500 East Broward Blvd.     Officer and Chief
Suite 2100                 Accounting Officer
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments;
Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing
Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
----------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered an interested person of the Company under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' advisers and distributor. Nicholas F. Brady is considered to be an interested person of the Company under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Company pays noninterested board members an annual retainer of $12,000 and a fee of $900 per board meeting attended. Board members who serve on the Audit Committee of the Company and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Company. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the Company and by Franklin Templeton Investments.
                                                                     NUMBER OF
                                                 TOTAL FEES          BOARDS IN
                                                  RECEIVED           FRANKLIN
                                   TOTAL FEES       FROM             TEMPLETON
                                   RECEIVED       FRANKLIN          INVESTMENTS
                                   FROM THE       TEMPLETON          ON WHICH
                                   COMPANY/1     INVESTMENTS/2         EACH
NAME                                 ($)            ($)              SERVES/3
-------------------------------------------------------------------------------
Harris J. Ashton                    16,700         370,100              46
Frank J. Crothers                   17,562         138,500              15
S. Joseph Fortunato                 16,700         372,100              47
Edith E. Holiday                    17,100         360,527              33
Betty P. Krahmer/4                   3,340          26,900              n/a
Gordon S. Macklin                   17,340         368,101              46
Fred R. Millsaps                    17,418         222,125              17
Frank A. Olson                      19,563         147,250              15
Constantine D. Tseretopoulos        18,013         140,500              15

1. For the fiscal year ended December 31, 2004.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired February 24, 2004.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Company on December 31, 2004.

INDEPENDENT BOARD MEMBERS

                                                             AGGREGATE DOLLAR
                                                             RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                   DOLLAR RANGE OF          FUNDS OVERSEEN BY
                                   EQUITY SECURITIES        THE BOARD MEMBER
                                    IN EACH SERIES          IN THE FRANKLIN
NAME OF BOARD MEMBER                OF THE COMPANY       TEMPLETON FUND COMPLEX
------------------------------------------------------------------------------
Harris J. Ashton                       None                   Over $100,000
Frank J. Crothers                      None                   Over $100,000
S. Joseph Fortunato                    None                   Over $100,000
Edith E. Holiday                       None                   Over $100,000
Gordon S. Macklin                      None                   Over $100,000
Fred R. Millsaps                       None                   Over $100,000
Frank A. Olson                         None                   Over $100,000
Constantine D. Tseretopoulos           None                   Over $100,000

INTERESTED BOARD MEMBERS

                                                            AGGREGATE DOLLAR
                                                             RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                   DOLLAR RANGE OF          FUNDS OVERSEEN BY
                                   EQUITY SECURITIES        THE BOARD MEMBER
                                    IN EACH SERIES          IN THE FRANKLIN
NAME OF BOARD MEMBER                OF THE COMPANY       TEMPLETON FUND COMPLEX
------------------------------------------------------------------------------
Nicholas F. Brady                      None                   Over $100,000
Charles B. Johnson                     None                   Over $100,000


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Company's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Company's financial reports and internal controls. The Audit Committee is comprised of the following Independent Directors of the Company:
Frank J. Crothers, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos. The Nominating Committee is comprised of the following Independent Directors of the Company: Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin.

The Company's Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Company's address at:

P.O. Box 33030
St. Petersburg, FL 33733-8030

During the fiscal year ended December 31, 2004, the Audit Committee met three times; the Nominating Committee met five times.

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------------------------------------------------

The board of directors of the Company on behalf of the Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to each Fund's manager in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager. Foreign Equity Series and Smaller Companies Series manager is Templeton Investment Counsel, LLC. The Emerging Markets Series manager is Templeton Asset Management Limited. The Non-U.S. Core Equity Series manager is Franklin Templeton Alternative Strategies, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The managers have delegated their administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at frankintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

MANAGEMENT AND OTHER SERVICES
----------------------------------------------------------------------------
MANAGER AND SERVICES PROVIDED Foreign Equity Series' and Smaller Companies Series' manager is Templeton Investment Counsel, LLC. The Emerging Markets
Series' manager is Templeton Asset Management Ltd. The Non-U.S. Core Equity Series manager is Franklin Templeton Alternative Strategies, Inc. The managers are indirect, wholly owned subsidiaries of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds' portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the Funds, the managers, sub-advisors, and their officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The managers and their affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (the Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Arab Emirates, United Kingdom and United States.

The managers, sub-advisors and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own accounts, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage. Because the managers are a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict a Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Funds to acquire or hold that security.

The Funds, their managers, sub-advisors and principal underwriter have each adopted codes of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their managers, sub-advisors and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission
(SEC).

Smaller Companies Series' sub-advisor is Franklin Templeton Investments (Asia) Limited (Investments Asia). Non-U.S. Core Equity Series' sub-advisors are Fiduciary International, Inc. (Fiduciary) and Templeton Investment Counsel, LLC (Investment Counsel). The sub-advisors are indirect, wholly owned subsidiaries of Resources. The sub-advisors have agreements with each manager to provide the manager with investment management advice and assistance. The sub-advisors' activities are subject to the board's review and control, as well as the managers' instruction and supervision.

During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of the Fund's shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

Foreign Equity Series

o PERFORMANCE. Performance of the Foreign Equity Series was considered in reference to a peer group of institutional international funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to institutional international funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Foreign Equity Series in relation to those within the relevant peer group of institutional international funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

Emerging Markets Series

o PERFORMANCE. Performance of the Emerging Markets Series was considered in reference to a peer group of emerging markets funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to emerging markets funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Emerging Markets Series in relation to those within the relevant peer group of institutional emerging markets and institutional Pacific ex-Japan funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

Smaller Companies Series

o PERFORMANCE. Performance of the Smaller Companies Series was considered in reference to a peer group of institutional international funds as selected by the independent third party analyst. In evaluating performance, attention was given to performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to institutional international funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Smaller Companies Series in relation to those within the relevant peer group of institutional international funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

Non-U.S. Core Equity Series

o PERFORMANCE. Performance of the Non-U.S. Core Equity Series was considered in reference to a peer group of institutional international funds as selected by the independent third party analyst. In evaluating performance, attention was given to performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to institutional international funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Non-U.S. Core Equity Series in relation to those within the relevant peer group of institutional international funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

All Funds

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The directors considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the directors considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES Foreign Equity Series pays the manager a fee equal to an annual rate of:

     o 0.70% of the value of net assets up to and including $1 billion;

     o 0.68% of the value of net assets over $1 billion up to and including $5 billion;

     o 0.66% of the value of net assets over $5 billion up to and including $10 billion;

     o 0.64% of the value of net assets over $10 billion up to and including $15 billion;

     o 0.62% of the value of net assets over $15 billion up to and including $20 billion;

     o 0.60% of the value of net assets over $20 billion.

The Emerging Markets Series pays the manager a fee equal to an annual rate of:

     o 1.25% of the value of net assets up to and including $1 billion;

     o 1.20% of the value of net assets over $1 billion up to and including $5 billion;

     o 1.15% of the value of net assets over $5 billion up to and including $10 billion;

     o 1.10% of the value of net assets over $10 billion up to and including $15 billion;

     o 1.05% of the value of net assets over $15 billion up to and including $20 billion;

     o 1.00% of the value of net assets over $20 billion.

Smaller Companies Series pays the manager a fee equal to an annual rate of:

     o 0.75% of the value of net assets up to and including $1 billion;

     o 0.73% of the value of net assets over $1 billion up to and including $5 billion;

     o 0.71% of the value of net assets over $5 billion up to and including $10 billion;

     o 0.69% of the value of net assets over $10 billion up to and including $15 billion;

     o 0.67% of the value of net assets over $15 billion up to and including $20 billion;

     o 0.65% of the value of net assets over $20 billion.

Non-U.S. Core Equity Series pays the manager a fee equal to an annual rate of:

     o 0.70% of the value of net assets up to and including $1 billion;

     o 0.68% of the value of net assets over $1 billion up to and including $5 billion;

     o 0.66% of the value of net assets over $5 billion up to and including $10 billion;

     o 0.64% of the value of net assets over $10 billion up to and including $15 b illion;

     o 0.62% of the value of net assets over $15 billion up to and including $20 billion;

     o 0.60% of the value of net assets over $20 billion.

For the last three fiscal years ended December 31, the Funds paid the following management fees:

                                               MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------------
                                       2004           2003            2002
-------------------------------------------------------------------------------
Foreign Equity Series/1             33,538,027     24,627,107      23,822,686
Emerging Markets Series             24,162,871     18,638,160      16,155,183
Smaller Companies Series/2             389,828         62,824               0
Non-U.S. Core Equity Series/3                0              0               0

1. Management fees, before any reduction, totaled $33,923,650. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

2. For the fiscal years ended December 31, 2004 and 2003, management fees, before any advance waiver, totaled $396,608 and $148,511, respectively. For the period October 21, 2002 to December 31, 2002, management fees, before any advance waiver, totaled $4,213. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

3. For the fiscal years ended December 31, 2004 and 2003, and for the period September 3, 2002 to December 31, 2002, management fees, before any advance waiver, totaled $18,124, $17,012 and $6,201, respectively. Under an agreement by the manager to waive its fees, the Fund paid no management fees.

The fee is calculated daily and paid monthly according to the terms of the management agreement.

Smaller Companies Series and Non-U.S. Core Equity Series managers pays its sub-advisor a fee. Investment Counsel pays Investments Asia a fee equal to an annual rate of 0.25% of Smaller Companies Series' average daily net assets. Asset Strategies pays Fiduciary a fee equal to an annual rate of 0.35% of Non-U.S. Core Equity Series' average daily net assets. The managers pay these fees from the management fees they receive from the Funds.

For the fiscal years ended December 31, the Funds paid the following sub-advisor fees:

                                                 SUB-ADVISOR FEES PAID ($)
     --------------------------------------------------------------------------
                                            2004         2003         2002
     --------------------------------------------------------------------------
     Smaller Companies Series/1               []       70,098              0
     Non-U.S. Core Equity Series/2            []            0              0

1. For the fiscal years ended December 31, 2004 and 2003, and for the period October 21, 2002 to December 31, 2002, sub-advisor fees, before any advance waiver, totaled $[], $148,511 and $1,404, respectively. Under an agreement by the sub-advisor to waive or limit its fees, the Fund paid sub-advisor fees shown.

2. For the fiscal years ended December 31, 2004 and 2003, and for the period September 3, 2002 to December 31, 2002, sub-advisor fees, before any advance waiver, totaled $[], $17,011 and $3,100, respectively. Under an agreement by the sub-advisor to waive its fees, the Fund paid no sub-advisor fees.

The managers and sub-advisors have agreed in advance to waive or limit their respective fees in order to keep total expenses of each Fund to a certain annual limit. After April 30, 2006, the managers and sub-advisors may discontinue the waiver at any time upon notice to the board.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' managers and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Funds' average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Company paid FT Services the following administration fees:

                                       ADMINISTRATION FEES PAID ($)
------------------------------------------------------------------------------
                                  2004             2003              2002
------------------------------------------------------------------------------
Foreign Equity Series          4,116,372        3,138,485         2,960,190
Emerging Markets Series        1,634,663        1,306,425         1,119,578

Smaller Companies Series and Non-U.S. Core Equity Series pays FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily net assets.

The administrator has agreed in advance to waive or limit Smaller Companies Series and Non-U.S. Core Equity Series fees in order to keep the total expenses of each Fund to a certain annual limit. After April 30, 2006, the administrator may discontinue this fee waiver at any time upon notice to the board.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.

Investor Services may also pay servicing fees, that will be reimbursed by the Funds, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN JPMorgan Chase Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Funds' assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent registered public accountin firm. The Independent Registered Public Accounting Firm audits the financial statements included in each Fund's Annual Report to shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.

When placing a portfolio transaction, the trading department of the managers seek to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and their other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the managers responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The managers may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the managers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the managers, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

During the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:

                                          BROKERAGE COMMISSIONS ($)
-------------------------------------------------------------------------------
                                    2004         2003           2002
------------------------------------------------------------------------------
Foreign Equity Series             2,690,655    1,318,271     2,071,055
Emerging Markets Series           5,687,807    3,864,809     4,334,049
Smaller Companies Series             89,176       34,659         6,174
Non-U.S. Core Equity Series           1,747        4,190             0

For the fiscal year ended December 31, 2004, Foreign Equity Series paid brokerage commissions of $2,550,525 from aggregate portfolio transactions of $1,308,747,006 to brokers who provided research services. For the fiscal year ended December 31, 2004, Emerging Markets Series paid brokerage commissions of $5,605,256 from aggregate portfolio transactions of $2,291,475,891 to brokers who provided research services. For the fiscal year ended December 31, 2004, Smaller Companies Series paid brokerage commissions of $66,623 from aggregate portfolio transactions of $32,267,985 to brokers who provided research services.

As of December 31, 2004, Emerging Markets Series and Smaller Companies Series did not own securities of their regular broker-dealers. As of December 31, 2004, Foreign Equity Series owned securities issued by HSBC Holding PLC and UBS AG valued in the aggregate at $56,008,919 and $398,659, respectively. Non-U.S. Core Equity Series owned securities issued by HSBC Holding PLC valued in the aggregate at $20,533. Except as noted, the Funds did not own securities issued by its regular broker-dealer as of the end of the fiscal year.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

[TO BE UPDATED]

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Templeton Institutional Funds, Inc. (Company), an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on July 6, 1990, and is registered with the SEC.

Certain funds in Franklin Templeton Investments offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Funds are considered Advisor Class shares for redemption, exchange and other purposes.

Shares of each series have the same voting and other rights and preferences as the other series of the Company for matters that affect the Company as a whole. On matters that affect only one series, only shareholders of that series may vote. Each series vote separately on matters affecting only that series, or expressly required to be voted on separately by state or federal law. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 1, 2005, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                                         PERCENTAGE (%)
-------------------------------------------------------------------------------
EMERGING MARKETS SERIES
New York State Common                                      21.63
Retirement Fund
Alfred E. Smith
State Office Building
Sixth Floor
Albany, NY 12236-0001

Permanent University Fund                                   6.14
of the State of Texas
c/o UTIMCO
210 W. Sixth St., 2nd Fl.
Austin, TX 78701

Commonwealth of Pennsylvania                                8.70
State Employees Retirement System
30 N Third Street
PO Box 1147
Harrisburg, PA 17108-1147

Northern Trust TTEE                                         5.28
FBO NISOURCE
P.O. Box 92994
Chicago, IL 60675-2956

The Regents of The                                          5.13
University of California
300 Lakeside Dr., 17th Floor
Oakland, CA 94612-3534

The Northern Trust Co                                       5.12
FBO Accenture LLP
Profit Sharing & 401K Trust
P.O. Box 92994
Chicago, IL 60675-2994

SMALLER COMPANIES SERIES
Wilmington Trust Company Cust                              37.10
with W L Gore Assoc Hong Kong Lmtd.
PO Box 8882
Wilmington, DE 19899-8882

New York Life Trust Co.                                     7.70
169 Lackawanna Ave.
Parsippany, NJ 07054-1007

NON-U.S. CORE EQUITY SERIES
Franklin Advisers, Inc./1                                   100
One Franklin Parkway
San Mateo, CA 94403-1906

1. Franklin Advisers, Inc. (Advisers) is a Delaware corporation and is a wholly owned subsidiary of Resources. Resources is a Delaware corporation.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or directors of the Company, may be considered beneficial holders of the Fund shares held by Advisers and Resources. As principal shareholders of Resources, they may be able to control the voting of Advisers' shares of the Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 1, 2005, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Funds permit investment in the Funds by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in a Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Funds by non-U.S. persons, may exceed this limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is a Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Funds. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to a Fund at a later date. These sub-accounts may be registered either by name or number. A Fund's investment minimums apply to each sub-account. A Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-----------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended December 31, 2004, were:

                                1 YEAR (%)      5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------------------
Foreign Equity Series            21.25            4.04              10.10
Emerging Markets Series          26.40            5.07               5.52


                                    INCEPTION                        SINCE
                                      DATE         1 YEAR (%)     INCEPTION (%)
------------------------------------------------------------------------------
Smaller Companies Series            10/21/02        21.28          32.41
Non-U.S. Core Equity Series           9/3/02        18.77          19.75

The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2004, were:

                               1 YEAR (%)        5 YEARS (%)     10 YEARS (%)
-----------------------------------------------------------------------------
Foreign Equity Series             []              []                []
Emerging Markets Series           []              []                []


                                  INCEPTION                       SINCE
                                    DATE         1 YEAR (%)     INCEPTION (%)
-------------------------------------------------------------------------------
Smaller Companies Series           10/21/02        []               []
Non-U.S. Core Equity Series          9/3/02        []               []


The following SEC formula was used to calculate these figures:

P(1+T)n = ATV/D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV/D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2004, were:

                               1 YEAR (%)        5 YEARS (%)     10 YEARS (%)
-----------------------------------------------------------------------------
Foreign Equity Series             []              []                []
Emerging Markets Series           []              []                []


                                  INCEPTION                       SINCE
                                    DATE         1 YEAR (%)     INCEPTION (%)
-------------------------------------------------------------------------------
Smaller Companies Series           10/21/02        []               []
Non-U.S. Core Equity Series          9/3/02        []               []

The following SEC formula was used to calculate these figures:

P(1+T)n = ATV/DR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATV/DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2004, were:

                                1 YEAR (%)        5 YEARS (%)     10 YEARS (%)
-----------------------------------------------------------------------------
Foreign Equity Series             []              []                []
Emerging Markets Series           []              []                []


                                  INCEPTION                       SINCE
                                    DATE         1 YEAR (%)     INCEPTION (%)
-------------------------------------------------------------------------------
Smaller Companies Series           10/21/02        []               []
Non-U.S. Core Equity Series          9/3/02        []               []

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and their managers also may refer to the following information:

o The managers' and their affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley or a similar financial organization.

o The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Citigroup, JPMorgan and Morgan Stanley).

o The major industries located in various jurisdictions as published by Morgan Stanley.

o Rankings by DALBAR, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

-------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992.



From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

Templeton Institutional Funds, Inc. is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $399 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.






DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.











                      TEMPLETON INSTITUTIONAL FUNDS, INC.
                       FILES NOS. 33-35779 AND 811-06135

                                     PART C

                                OTHER INFORMATION

ITEM 23  EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

     (A) ARTICLES OF INCORPORATION

         (i) Articles of Incorporation /2
        (ii) Articles of Amendment dated January 11, 1993 /2
       (iii) Articles Supplementary dated January 11, 1993/2
        (iv) Articles Supplementary dated April 28, 1993/2
         (v) Articles Supplementary dated July 1, 1993/2
        (vi) Articles Supplementary dated September 30, 1993/2
       (vii) Articles Supplementary dated March 1, 1994 /1
      (viii) Articles Supplementary dated January 5, 1995/1
       (ivx) Articles Supplementary dated January 17, 1996/3
         (x) Articles Supplementary dated April 15, 1996/4
        (xi) Articles Supplementary dated December 27, 1996/4
       (xii) Articles Supplementary dated April 10, 1997/4
      (xiii) Articles Supplementary dated February 27, 1998/5
       (xiv) Articles of Amendment dated April 27, 1999/7
        (xv) Articles Supplementary dated April 27, 1999/7
       (xvi) Articles Supplementary dated July 11, 2002/9
      (xvii) Articles of Amendment dated April 24, 2003/9
     (xviii) Articles Supplementary dated December 29, 2003/10

     (B) BY-LAWS

          (i) Amended and Restated By-Laws dated October 11, 2002/9


     (C) INSTRUMENT DEFINING RIGHTS OF SECURITY HOLDERS

          Not Applicable

     (D) INVESTMENT ADVISORY CONTRACTS

           (i) Amended and Restated Investment Management Agreement for Foreign Equity Series/2
          (ii) Amended and Restated Investment Management Agreement for
               Emerging Markets Series/2
         (iii) Addendum to the Investment Management Agreement for Emerging Markets Series/5
          (iv) Amendment to Investment Management Agreement for Foreign
               Equity Series dated January 1, 2001/9
           (v) Investment Management Agreement for Foreign Smaller
               Companies Series dated May 10, 2002/9
          (vi) Investment Management Agreement for Templeton Fiduciary
                Non-U.S. Core Equity Fund dated May 10, 2002/9
         (vii) Sub-Advisory Agreement between Templeton Investment
               Counsel, LLC and Franklin Templeton Investment (Asia) Limited for Foreign Smaller Companies Series dated May 10, 2002/9
        (viii) Sub-Advisory Agreement between Franklin Templeton Asset Strategies, LLC and Fiduciary Trust Company International for Templeton Fiduciary Non-U.S. Core Equity Series dated May 10, 2002/9
          (ix) Form of Assignment and Assumption Agreement of Investment Management Agreement for Franklin Templeton Non-U.S. Core Equity Series/10
           (x) Amendment to the Sub-Advisory Agreement between Franklin Templeton Asset Strategies, LLC and Fiduciary Trust Company International for Templeton Fiduciary Non-U.S. Core Equity Series dated April 30, 2003
          (xi) Amendment to the Investment Management Agreement for Franklin
               Templeton Non-U.S. Core Equity Fund dated April 30, 2003
         (xii) Sub-Advisory Agreement between Franklin Templeton Alternative
               Strategies, Inc. and Templeton Investment Counsel, LLC for Franklin Templeton Non-U.S. Core Equity Series dated February 24, 2004
        (xiii) Amendment to the Investment Management Agreement for Foreign Equity Series dated May 1, 2004
         (ivx) Amendment to the Investment Management Agreement for Emerging Markets Series dated May 1, 2004
          (xv) Amendment to the Investment Management Agreement for Foreign Smaller Companies Series dated May 1, 2004
         (xvi) Amendment to the Investment Management Agreement for Franklin Templeton Non-U.S. Core Equity Fund dated May 1, 2004


     (E) UNDERWRITING CONTRACTS

            (i) Amended and Restated Distribution Agreement dated February 21,
                1997/7
           (ii) Form of Dealer Agreements between Registrant, Franklin Templeton Distributors, Inc. and Securities Dealers dated November 1, 2003/10


     (F) BONUS OR PROFIT SHARING CONTRACTS

          Not Applicable


     (G) CUSTODY AGREEMENTS

          (i) Amended and Restated Custody Agreement dated February 21, 1997/7
         (ii) Amendment dated March 2, 1998 to the Custody Agreement/6
        (iii) Amendment No. 2 dated July 23, 1998 to the Custody Agreement/6
         (iv) Amendment No. 3 dated May 1, 2001 to the Custody Agreement/8


     (H) OTHER MATERIAL CONTRACTS

          (i) Amended and Restated Transfer Agent Agreement dated December 31, 1996/7
         (ii) Amended and Restated Fund Administration Agreement dated January 1, 2001 on behalf of Foreign Equity Series and Emerging Markets Series/7
        (iii) Fund Administration Agreement dated July 17, 2002 on behalf of Foreign Smaller Companies Series/9
         (iv) Fund Administration Agreement dated July 17, 2002 on behalf of Franklin Templeton Non-U.S. Core Equity Series/9
          (v) Transfer Agent and Shareholder Services Agreement dated January 1, 2003/10

     (I) LEGAL OPINION

          (i) Opinion and Consent of Counsel/9


     (J) OTHER OPINION

          (i) Consent of Registered Independent Public Accounting Firm


     (K) OMITTED FINANCIAL STATEMENTS

          Not Applicable


     (L) INITIAL CAPITAL AGREEMENTS

          (i) Letter concerning initial capital/2


     (M) RULE 12B-1 PLANS

          Not Applicable


     (N) RULE 18F-3 PLAN

          (i) Multiple Class Plan/7


     (P) CODE OF ETHICS

          (i) Code of Ethics dated 12/04

     (Q) POWER OF ATTORNEY

          (i) Power of Attorney dated October 19, 2004


-------------------------------------

1. Previously filed with Post-Effective Amendment No. 8 to the Registration Statement on May 1, 1995.

2. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on April 28, 1996.

3. Previously filed with Post-Effective Amendment No. 10 to the Registration Statement on February 14, 1997.

4. Previously filed with Post-Effective Amendment No. 11 to the Registration Statement on May 1, 1997.

5. Previously filed with Post-Effective Amendment No. 13 to the Registration Statement on April 30, 1998.

6. Previously filed with Post-Effective Amendment No. 14 to the Registration Statement on March 2, 1999.

7. Previously filed with Post-Effective Amendment No. 17 to the Registration Statement on April 27, 2001.

8. Previously filed with Post-Effective Amendment No. 18 to the Registration Statement on April 29, 2002.

9. Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on April 29, 2003.

9. Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on April 29, 2004.








ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         NONE

ITEM 25. INDEMNIFICATION.

     Reference is made to Articles Eight and Eleven of the Registrant's Articles of Incorporation, incorporated by reference hereto Post-Effective Amendment No. 9 filed on April 28, 1996.

     Reference is made to Article Five of the Registrant's By-Laws, incorporated by reference hereto Post-Effective Amendment No. 11 filed on May 1, 1997.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT

     (a) Templeton Asset Management Ltd.

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.

     For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-46997), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     (b) Templeton Investment Counsel, LLC

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.

     For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     (c) Franklin Templeton Investments (Asia) Limited

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.

     For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-60477), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     (d) Franklin Templeton Alternative Strategies, Inc.

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.

     For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-60475), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     (e) Fiduciary International, Inc.

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.

     For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-18352), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.



ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Franklin Templeton Distributors, Inc. ("Distributors") also acts as principal underwriter of shares of:

          Templeton Capital Accumulator Fund
          Templeton China World Fund
          Templeton Developing Markets Trust
          Templeton Funds, Inc.
          Templeton Global Investment Trust
          Templeton Global Opportunities Trust
          Templeton Global Smaller Companies Fund
          Templeton Growth Fund, Inc.
          Templeton Income Trust

          Franklin California Tax Free Income Fund, Inc.
          Franklin California Tax Free Trust
          Franklin Capital Growth Fund
          Franklin Custodian Funds, Inc.
          Franklin Federal Money Fund
          Franklin Federal Tax-Free Income Fund
          Franklin Floating Rate Trust
          Franklin Global Trust
          Franklin Gold and Precious Metals Fund
          Franklin High Income Trust
          Franklin Investors Securities Trust
          Franklin Managed Trust
          Franklin Money Fund
          Franklin Municipal Securities Trust
          Franklin Mutual Recovery Fund
          Franklin Mutual Series Fund Inc.
          Franklin New York Tax-Free Income Fund
          Franklin New York Tax-Free Trust
          Franklin Real Estate Securities Trust
          Franklin Strategic Mortgage Portfolio
          Franklin Strategic Series
          Franklin Tax Exempt Money Fund
          Franklin Tax-Free Trust
          Franklin Templeton Fund Allocator Series
          Franklin Templeton Global Trust
          Franklin Templeton International Trust
          Franklin Templeton Money Fund Trust
          Franklin Templeton Variable Insurance Products Trust
          Franklin Value Investors Trust
          Institutional Fiduciary Trust

     (b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

     (c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Certain accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules thereunder are located at 500 East Broward Blvd., Fort Lauderdale, Florida 33394. Other records are maintained at the offices of Franklin Templeton Investor Services, LLC, 100 Fountain Parkway,
     St. Petersburg, Florida 33716-1205 and 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, California 95741-2258.

ITEM 29. MANAGEMENT SERVICES

     There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

          Not Applicable.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo and State of California on the 25th day of February, 2005.






                                          TEMPLETON INSTITUTIONAL FUNDS, INC.

                                       By:/s/DAVID P. GOSS
                                          --------------------------------
                                          David P. Goss, Vice President



     Pursuant to the requirements of the Securities Act of 1933 this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


       SIGNATURE                        TITLE                  DATE
-------------------------------------------------------------------------------

DONALD F. REED*
-------------------------            Chief Executive        February 25, 2005
Donald F. Reed                       Officer -
                                     Investment Management


JIMMY D. GAMBILL*
-------------------------            Chief Executive        February 25, 2005
Jimmy D. Gambill                     Officer - Finance
                                     and Administration

GALEN G. VETTER*
-------------------------            Chief Financial        February 25, 2005
Galen G. Vetter                      Officer


HARRIS J. ASHTON*
-------------------------
Harris J. Ashton                     Director               February 25, 2005


NICHOLAS F. BRADY*
-------------------------
Nicholas F. Brady                    Director               February 25, 2005


FRANK J. CROTHERS*
-------------------------
Frank J. Crothers                    Director               February 25, 2005


S. JOSEPH FORTUNATO*
-------------------------
S. Joseph Fortunato                  Director               February 25, 2005


EDITH E. HOLIDAY*
-------------------------
Edith E. Holiday                     Director               February 25, 2005


CHARLES B. JOHNSON*
-------------------------
Charles B. Johnson                   Director               February 25, 2005


GORDON S. MACKLIN*
-------------------------
Gordon S. Macklin                    Director               February 25, 2005


FRED R. MILLSAPS*
-------------------------
Fred R. Millsaps                     Director               February 25, 2005


FRANK A. OLSON*
-------------------------
Frank A. Olson                       Director               February 25, 2005


CONSTANTINE DEAN TSERETOPOULOS*
--------------------------------
Constantine Dean Tseretopoulos       Director               February 25, 2005


*By: /s/DAVID P. GOSS
     ------------------
     David P. Goss
     Attorney-in-Fact
     (Pursuant to Power of Attorney file herewith)




                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                             REGISTRATION STATEMENT
                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION                                LOCATION
EX-99(a)(i)         Articles of Incorporation                                      *

EX-99(a)(ii)        Articles of Amendment dated January 11, 1993                   *

EX-99(a)(iii)       Articles Supplementary dated January 11, 1993                  *

EX-99(a)(iv)        Articles Supplementary dated April 28, 1993                    *

EX-99(a)(v)         Articles Supplementary dated July 1, 1993                      *

EX-99(a)(vi)        Articles Supplementary dated September 30, 1993                *

EX-99(a)(vii)       Articles Supplementary dated March 1, 1994                     *

EX-99(a)(vii)       Articles Supplementary dated January 5, 1995                   *

EX-99(a)(ivx)       Articles Supplementary dated January 17, 1996                  *

EX-99(a)(x)         Articles Supplementary dated April 15, 1996                    *

EX-99(a)(xi)        Articles Supplementary dated December 27, 1996                 *

EX-99(a)(xii)       Articles Supplementary dated April 10, 1997                    *

EX-99(a)(xiii)      Articles Supplementary dated February 27, 1998                 *

EX-99(a)(xiv)       Articles of Amendment dated April 27, 1999                     *

EX-99(a)(xv)        Articles Supplementary dated April 27, 1999                    *

EX-99(a)(xvi)       Articles Supplementary dated July 11, 2002                     *

EX-99(a)(xvii)      Articles of Amendment dated April 24, 2003                     *

EX-99(a)(xviii)     Articles Supplementary dated December 29, 2003                 *

EX-99(b)(i)         Amended and Restated By-Laws dated October 11, 2002            *

EX-99(d)(i)         Amended and Restated Investment Management Agreement           *
                    for Foreign Equity Series

EX-99(d)(ii)        Amended and Restated Investment Management Agreement           *
                    for Emerging Markets Series

EX-99(d)(iii)       Addendum to the Investment Management Agreement for            *
                    Emerging Markets Series

EX-99(d)(iv)        Amendment to Investment Management Agreement for Foreign       *
                    Equity Series dated January 1, 2001

EX-99(d)(v)         Investment Management Agreement for Foreign Smaller            *
                    Companies Series dated May 10, 2002

EX-99(d)(vi)        Investment Management Agreement for Templeton Fiduciary        *
                    Non-U.S. Core Equity Series dated May 10, 2002

EX-99(d)(vii)       Sub-Advisory Agreement between Templeton Investment Counsel    *
                    LLC and Franklin Templeton Investments (Asia) Limited
                    for Foreign Smaller Companies Series dated May 10, 2002

EX-99(d)(viii)      Sub-Advisory Agreement between Franklin Templeton Asset
                    Strategies, LLC and Fiduciary Trust Company International
                    for Templeton Fiduciary Non-U.S. Core Equity Series            *
                    dated May 10, 2002

EX-99(d)(ix)        Form of Assignment and Assumption Agreement of Investment      *
                    Management Agreement for Franklin Templeton Non-U.S.
                    Core Equity Series

EX-99(d)(x)         Amendment to the Sub-Advisory Agreement between Franklin       Attached
                    Templeton Asset Strategies, LLC and Fiduciary Trust Company
                    International for Templeton Fiduciary Non-U.S. Core Equity
                    Series dated April 30, 2003

EX-99(d)(xi)        Amendment to the Investment Management Agreement for           Attached
                    Franklin Templeton Non-U.S. Core Equity Fund dated April
                    30, 2003

EX-99(d)(xii)       Sub-Advisory Agreement between Franklin Templeton              Attached
                    Alternative Strategies, Inc. and Templeton Investment
                    Counsel, LLC for Franklin Templeton Non-U.S. Core Equity
                    Series dated February 24, 2004

EX-99(d)(xiii)      Amendment to the Investment Management Agreement for           Attached
                    Foreign Equity Series dated May 1, 2004

EX-99(d)(ivx)       Amendment to the Investment Management Agreement for           Attached
                    Emerging Markets Series dated May 1, 2004

EX-99(d)(xv)        Amendment to the Investment Management Agreement for           Attached
                    Foreign Smaller Companies Series dated May 1, 2004

EX-99(d)(xvi)       Amendment to the Investment Management Agreement for           Attached
                    Franklin Templeton Non-U.S. Core Equity Fund dated May 1,
                    2004

EX-99(e)(i)         Amended and Restated Distribution Agreement dated              *
                    February 21, 1997

EX-99(e)(ii)        Form of Dealer Agreements between Registrant, Franklin         *
                    Templeton Distributors, Inc. and Securities Dealers dated
                    November 1, 2003

EX-99(g)(i)         Amended and Restated Custody Agreement dated February          *
                    21, 1997

EX-99(g)(ii)        Amendment dated March 2, 1998 to the Custody Agreement         *

EX-99(g)(iii)       Amendment No. 2 dated July 23, 1998 to the Custody             *
                    Agreement

EX-99(g)(v)         Amendment No. 3 dated May 1, 2001 to the Custody               *
                    Agreement

EX-99(h)(i)         Amended and Restated Fund Administration Agreement             *
                    dated December 31, 1996

EX-99(h)(ii)        Amendment to Fund Administration Agreement for Foreign         *
                    Equity Series and Emerging Markets Series dated January 1,
                    2001

EX-99(h)(iii)       Fund Administration Agreement dated July 17, 2002              *
                    for Foreign Smaller Companies Series

EX-99(h)(iv)        Fund Administration Agreement dated July 17, 2002              *
                    for Franklin Templeton Non-U.S. Core Equity Series

EX-99(h)(vii)       Transfer Agent and Shareholder Services Agreement dated        *
                    January 1, 2003

EX-99(i)(i)         Opinion and Consent of Counsel                                 *

EX-99(j)(i)         Consent of Registered Independent Public Accounting Firm       Attached

EX-99(l)(i)         Letter Concerning Initial Capital                              *

EX-99(n)(i)         Multiple Class Plan                                            *

EX-99(p)(i)         Code of Ethics dated 12/04                                     Attached

EX-99(q)(i)         Power of Attorney dated October 19, 2004                       Attached

 * Incorporated by reference.